UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE
SECURITIES EXCHANGE ACT OF 1934,AS AMENDED

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AMERICAN DEVELOPMENT & INVESTMENT FUND, INC.
(Name of Registrant as Specified in Its Charter)

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WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

AMERICAN DEVELOPMENT & INVESTMENT FUND, INC.
1365 N. Courtenay Parkway, Suite A
Merritt Island, FL. 32953

INFORMATION STATEMENT

This Information Statement is being furnished to all holders of shares of common stock, par value $0.001 per share, of record at the close of business on June15, 2010 of American Development & Investment Fund, Inc., a Nevada corporation (the “Company”), in lieu of an Annual Meeting of the shareholders of the Company. This Information Statement is first being mailed to our shareholders on or about July 12, 2010.

The corporate actions consist of the following:

1.           To elect the following five (5) nominees as directors of the Company until the next Annual Meeting of shareholders and until their respective successors shall be elected and qualified:

Adam Mayblum
Gary D. Lewis
Dr. Elliott Hahn
Riyaz H. Jinnah, MD
John Kelly

2.           To ratify the decision by our Audit Committee to retain Moss, Krusick & Associates, LLC as our independent accounting firm for the fiscal year that commenced on January 1, 2010.

3.           To approve the decision of our Board of Directors to amend the Articles of Incorporation to change our corporate name to American BioCare, Inc. and to effect a recapitalization of the Company by establishing two classes of common stock, Series A and Series B and causing a reverse split of the existing common stock, to be re-designated as Series B common stock, on the basis of 1 share of new Series B common stock for each 30 shares of common stock now outstanding.

4.           To approve the decision of our Board of Directors to establish an employee and director stock option plan.

5.           To approve the decision of our Board of Directors to terminate the election to be treated as a business development company under the Investment Company Act of 1940.

ONLY THE SHAREHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON JUNE 15, 2010 (THE “RECORD DATE”) ARE ENTITLED TO NOTICE OF THESE ACTIONS. SHAREHOLDERS WHO COLLECTIVELY HOLD IN EXCESS OF FIFTY PERCENT (50%) OF THE COMPANY’S SHARES OF VOTING CAPITAL STOCK ENTITLED TO VOTE ON THESE MATTERS HAVE DELIVERED WRITTEN CONSENTS TO APPROVE THEM.  THESE APPROVALS ARE EFFECTIVE UPON THE MAILING OF THIS INFORMATION STATEMENT.

BY ORDER OF THE BOARD OF DIRECTORS

Merritt Island, FL	By:	/s/ Gary D. Lewis
July 12, 2010		Gary D. Lewis
Chairman & CEO

i

ii

AMERICAN DEVELOPMENT & INVESTMENT FUND, INC.

1365 N. Courtenay Parkway
Suite A
Merritt Island, FL 32953
__________________

INFORMATION STATEMENT
___________________

This Information Statement contains information related to certain corporate actions of American Development & Investment Fund, Inc., a Nevada corporation, and is expected to be mailed on or about July 12, 2010 to all holders of the voting capital stock of the Company, which includes all holders of common stock, par value $0.001 per share of record at the close of business on June 15, 2010.

ABOUT THE INFORMATION STATEMENT

What Is the Purpose of the Information Statement?

This Information Statement is being provided pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, to notify our shareholders, as of the close of business on June 15, 2010 (the “Record Date”), of shareholder action in lieu of an Annual Meeting of Shareholders, taken pursuant to the written consent of certain shareholders, referred to as the consenting shareholders. Specifically, the consenting shareholders have approved the following proposals: (i) the election of five members to the Board of Directors of the Company, to serve until the next Annual Meeting of Shareholders or until their successors are duly elected; (ii) the decision of the Audit Committee of the Board of Directors of the Company to appoint Moss, Krusick & Associates, LLC, as the independent auditors for the Company for the year commencing January 1, 2010; (iii) the decision of the Board of Directors to amend the Articles of Incorporation to change our corporate name to American BioCare, Inc. and to effect a recapitalization of the Company by establishing two classes of common stock, Series A and Series B, and causing a reverse split of the existing common stock, to be re-designated as Series B common stock, on the basis of 1 share of new Series B common stock for each 12 shares of common stock now outstanding; (iv) the decision of the Board of Directors to establish a stock option plan for employees, officers, directors and consultants; and (v) the decision of the Board of Directors to terminate the election to be treated as a business development company under the Investment Company Act of 1940.

The consenting shareholders hold shares of Common Stock entitled to cast a number of votes equal to 57.5 percent of the total voting capital stock on all matters submitted to the shareholders for approval, including the matters set forth in this Information Statement.

Who Is Entitled to Notice?

All holders of shares of Common Stock of record on the close of business on the record date are entitled to notice of each matter approved by the majority shareholders. Under Nevada corporate law, all the activities requiring shareholder approval may be taken by obtaining the written consent and approval of more than fifty percent (50%) of the holders of voting stock in lieu of a meeting of the shareholders. Because the majority shareholders are entitled to cast a number of shares equal to 57.5% of the total voting stock of the Company, no action by any other shareholders in connection with the proposals is required.

What Matters Did the Consenting Shareholders Approve?

The consenting shareholders, who hold 57.5% of the total voting capital stock of the Company, hold a majority of the total voting capital stock required to vote on each matter. They have consented to the following matters:

•For the election of the following five (5) nominees as directors of the Company until the next Annual Meeting of shareholders and until their respective successors shall be elected and qualified:

Adam Mayblum
Gary D. Lewis
Dr. Elliott Hahn
Riyaz H. Jinnah, MD
John Kelly

•For the ratification of the decision by our Audit Committee to retain Moss, Krusick & Associates, LLC as our independent registered accounting firm for the fiscal year that commenced on January 1, 2010.

• For the ratification of the decision of the Board of Directors to amend the Articles of Incorporation to change our corporate name to American BioCare, Inc. and to effect a recapitalization of the Company by establishing two classes of common stock, Series A and Series B, and causing a reverse split of the existing common stock, to be re-designated as Series B common stock, on the basis of 1 share of new Series B common stock for each 12 shares of common stock now outstanding.

•For ratification of the decision of the Board of Directors to establish a stock option plan for employees, officers, directors and consultants.

•For ratification of the decision of the Board of Directors to terminate the election to be treated as a business development company under the Investment Company Act of 1940.

The matters listed above will become effective 20 days following the mailing of this Information Statement, to stockholders.

What Actions Did the Board Of Directors Take?

The Board of Directors has approved each item in this Information Statement.

What Vote Is Required to Approve Each Proposal?

Each proposal required the approval of a majority of the outstanding shares of our common stock entitled to vote, voting as a single class.

Are there dissenters’ rights?

There are no dissenter’s rights available to any shareholder with respect to the matters consented to by a majority of the shareholders.

FORWARD-LOOKING STATEMENTS

Statements in this information statement that are not historical facts constitute forward-looking statements. These statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our or our industry's actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as ‘‘may,’’ ‘‘will,’’ ‘‘should,’’ ‘‘expects,’’ ‘‘plans,’’ ‘‘anticipates,’’ ‘‘believes,’’ ‘‘estimates,’’ ‘‘predicts,’’ ‘‘potential’’ or ‘‘continue’’ or the negative of these terms or other comparable terminology. These statements are only predictions. Actual events or results may differ materially. Moreover, neither we nor any other person assumes responsibility for the accuracy or completeness of these statements. We are under no duty to update any of the forward-looking statements after the date of this information statement to conform these statements to actual results.

INFORMATION ON THE CONSENTING SHAREHOLDERS

A vote by the holders of at least a majority of our total voting capital stock is required to effect each of the actions described in this Information Statement. Each share of Common Stock is entitled to one (1) vote.

As of the Record Date, we had 39,336,000 shares of Common Stock issued and outstanding. Therefore, a majority of the 39,336,000 total votes represented by the outstanding shares of voting stock of the Company is required to pass the shareholder resolutions for these actions.

Three shareholders who hold or control shares of Common Stock have consented to the proposals, and the number of shares of Common Stock within his voting control as of the Record Date is listed below:

    Shareholder:                                                      Shares Held:                                Percentage of Total Vote (1):

Adam Mayblum                                                      7,000,000                                                         17.9
Patrick Donelan                                                       7,500,000                                                         19.2
Gary D. Lewis (2)                                                    7,961,822                                                          20.4
                                 22,461,822                                                         57.5

(1)	Based on a total of 39,336,000 common shares issued and outstanding at the Record Date

(2)      Includes shares held directly as well as shares held by Bainbridge Capital, Inc., in which Mr. Lewis serves as President and, jointly with his spouse, owns all of the outstanding stock.

We have determined the number of shares beneficially owned by each stockholder under rules promulgated by the SEC. The information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting or investment power and any shares as to which the individual or entity has the right to acquire beneficial ownership within 60 days after June 15, 2010 through the exercise of any stock option, warrant or other right. The inclusion of those shares in the table above, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner.
SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners And Management and Related Stockholder Matters

The following table is based on 39,336,000 shares of Common Stock issued and outstanding on June 15, 2010 and sets forth based upon our knowledge of securities issued by us, certain information regarding the ownership of our common stock, by (i) each person or entity who, to our knowledge, owns more than 5% of our voting power; (ii) each executive officer; (iii) each director; and (iv) all of our executive officers and directors as a group. Unless otherwise indicated in the footnotes to the following table, each of the stockholders named in the table has sole voting and investment power with respect to such shares of common stock. The address of each of the stockholders listed below except as noted, is c/o American Development & Investment Fund., 1365 N. Courtenay Parkway, Suite A, Merritt Island, FL 32953

Name and Address of Beneficial Owner	Position	Amount and Nature of Beneficial Ownership	Percent of Series
Gary D. Lewis1 Bainbridge Capital, Inc. P.O. Box 36940 Grosse Pointe, MI 48236	Director, Chairman, CEO	7,961,822	20.4

John Kelly 5101 N. E. 27th Terrace Lighthouse Point, FL 33064	Director	20,000	--

Adam Mayblum 50 Andrew Lane New Rochelle, NY 10804	Director Vice President	7,000,000	17.9

Dr. Elliot Hahn	Director	1,666,667	4.3
100 S. Pine Island Road, Suite 430 Plantation, FL 33324

David Brant* 6314 South 174th Street Omaha, NE 68135	Director	20,000	--

David Dallow 181 Plymouth Drive Scarsdale, NY 10583	Director	20,000	--

Patrick Donelan 3570 Lakeview Drive Delray Beach, 33445	Vice President	7,500,000	19.2

All directors and officers as a group		24,128,489	61.8

*                            Former director, Represents less than 1%

(1)	Unless otherwise indicated, includes shares owned by a spouse, minor children, and relatives sharing the same home, as well as entities owned or controlled by the named beneficial owner.

Compensation of Directors and Executive Officers

The following table sets forth information concerning the compensation of the Company Chairman of the Board, Chief Executive Officer and its other most highly compensated executive officers for the fiscal years ended
December 31, 2009 and 2008:

			Annual Compensation			Long Term Compensation
						Awards	Payouts
					Restricted	Securities
				Other Annual	Stock	Underlying	LTIP	All Other
Name and Principal Position	Year	Consulting Fees	Bonus	Compensation	Awards	Options/SARs	Payouts	Compensation
		$	$	$	$	#	$	$
Gary D. Lewi2s	2009	160,000	-0-	-0-	-0-	-0-	-0-	-0-
Chairman, CEO	2008	na	na	na	na	na	na	na

Adam Mayblum3	2009	90,000	-0-	-0-	-0-	-0-	-0-	-0-
	2008	na	na	na	na	na	na	na

Patrick Donelan4	2009	90,000	-0-	-0-	-0-	-0-	-0-	-0-
	2008	na	na	na	na	na	na	na

2           Gary D. Lewis serves as Chairman of the Company and is compensated under an employment agreement dated January 1, 2009 at the annual rate of $325,000; however, by agreement, no actual compensation was paid from January 1 through April 30, 2009, and total compensation for 2009 was $160,000 paid as a consulting fee to Bainbridge Ventures, Inc., with all remaining accruals forgiven.  .  Mr. Lewis serves as the President of Bainbridge Ventures, Inc., with all of its shares held jointly with his spouse.

3           Adam Mayblum serves as Vice President of the Company and is compensated under an employment agreement dated January 1, 2009 at the annual rate of $250,000; however, by agreement, no actual compensation was paid from January 1 through April 30, 2009, and total compensation for 2009 was $90,000, paid as a consulting fee to Tower I Consultants, LLC, with all remaining accruals forgiven.  Tower I Consultants, LLC is owned jointly by Mr. Mayblum and Mr. Donelan.

4           Patrick Donelan serves as Vice President of the Company and is compensated under an employment agreement dated January 1, 2009 at the annual rate of $250,000; however, by agreement, no actual compensation was paid from January 1 through April 30, 2009, and total compensation for 2009 was $90,000 paid as a consulting fee to Tower I Consultants, LLC, with all remaining accruals forgiven.  Tower I Consultants, LLC is owned jointly by Mr. Mayblum and Mr. Donelan.

The Company has no other agreement or understanding, express or implied, with any director or executive officer concerning employment or cash or other compensation for services.  Any new compensation arrangements with any officer or director of the Company will be adopted and approved by the independent Compensation Committee.

COMPENSATION PURSUANT TO PLANS

For the years ended December 31, 2009 and 2008 and through the date of this information statement, no director or executive officer has received compensation from the Company pursuant to any compensatory or benefit plan. There is no plan or understanding, express or implied, to pay any compensation to any director or executive officer pursuant to any compensatory or benefit plan of the Company.

The Company currently has in place an employee stock compensation plan and a compensatory stock option plan adopted by the shareholders prior to 2006, but no grants have been made under the plans. There are no other compensatory or benefit plans, such as retirement or pension plans currently in effect.

INVESTMENT COMPANY INFORMATION

The Company has elected to be treated as a business development company under the Investment Company Act of 1940, which means it is treated as a closed end investment company under that Act.  It is not however, a registered investment company under the 1940 Act.

Investment Adviser.  The Company does not currently have an outside investment adviser, and all investment decisions are made by our Investment Committee, made up of designated members of the board of directors.  The former investment advisor agreement with American Investment & Development Advisors, LLC, owned by Mr. Mayblum and Mr. Donelan, which had a three year term ending in March 2010, required annual renewal by the Board of Directors and shareholders of the Company.  Since there was no Board of Directors or shareholder approval in 2009, the agreement therefore expired at the end of 2009.

Annual Report. The Company’s most recent annual report on Form 10-K filed with the SEC for the year ended December 31, 2009, and all quarterly reports subsequent to the end of the fiscal year, are available on request to the Company as follows:

American Development & Investment Fund, Inc.
1365 N. Courtenay Parkway, Suite A
Merritt Island, FL 32953
Telephone 321-452-9091

Share Purchases.  No nominee for director of the Company has purchased or sold any shares of the stock of the Company since the beginning of the most recently completed fiscal year, except for Dr. Hahn, who purchased 1,666,667 common shares for a total of $250,000 in March 2010 and Dr. Jinnah, who purchased 333,333 shares in June 2010 for a total of $50,000.

Interested Persons.  The proposed board of directors of the Company will be made up of five members, three of whom are deemed to be non-interested parties under Section 2(a)(19) of the 1940 Act, and two of whom, Gary D. Lewis and Adam Mayblum, are considered to be interested persons by virtue of their positions as Chairman and Vice President, respectively, of the Company.  There are no family relationships among any members of the board of directors.

There are no arrangements or understandings between any nominee for election as a director and any other person pursuant to which he is to be elected as a director.  None of the non-interested nominees for positions as directors holds any positions with the Company other than as a member of the board of directors or a committee of the board, or in any investment adviser, underwriter or affiliated person of the Company, or any person directly or indirectly controlling, controlled by, or under common control with an investment adviser, underwriter or affiliated person of the Company

No director or nominee for a position as a director who is an interested person has any interest in any investment adviser, underwriter or affiliated person of the Company, or any person directly or indirectly controlling, controlled by, or under common control with an investment adviser, underwriter or affiliated person of the Company.

None of the persons nominated as a director of the Company owns any securities of any class of any investment adviser or underwriter, or any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or underwriter of the Company.

None of the persons nominated as a director of the Company has or had any material interest, direct or indirect, in any transaction, or series of similar transactions, since the beginning of the last two full fiscal years of the Company, in which the Company, any officer of the Company, or any other person affiliated with the Company, including any investment advisers or underwriters, was a party or had any interest.

There are no legal proceedings pending against the Company.

The Company maintains an Audit Committee made up of three non-interested members of the board of directors, which operates under a separate Audit Committee Charter.  John Kelly has been designated as the required accounting expert and is Chair of the Audit Committee. The Company also maintains an Investment Committee, and a Nominating and Governance Committee. The Nominating and Governance Committee, which is made up of non-interested persons, currently will not consider nominees recommended by shareholders. The memes of the committees of the board of directors will be selected at an organizing meeting immediately following the effective date of the actions to be taken as described in this information statement.

ACTIONS TO BE TAKEN

This Information Statement is issued to notify our shareholders of the actions of a majority of our shareholders, represented by four shareholders, taken in lieu of an Annual Meeting of Shareholders of the Company, to adopt and approve the following proposals, which shall be effective twenty (20) days after this Information Statement is mailed to shareholders of record.

WE ARE NOT ASKING YOU FOR A PROXY, AND WE ASK THAT YOU DO NOT SEND US A PROXY

PROPOSAL 1 – ELECTION OF THE BOARD OF DIRECTORS

The Nominating Committee of our Board of Directors has recommended, and the Board of Directors has accepted the recommendation, that our Board be made up of the following five individuals:

Adam Mayblum
Gary D. Lewis
Dr. Elliot Hahn
Riyaz H. Jinnah, MD
John Kelly

Mr. Mayblum, Mr. Kelly, Dr. Hahn and Mr. Lewis are currently members of the Board of Directors.  Mr. Kelly serves as Chair of the Audit, Compensation and Governance & Nominating Committees;  Dr. Hahn serves as a member of the Audit, Compensation, Governance & Nominating Committees; Mr. Lewis is our Chairman and Chief Executive Officer. The Consenting Shareholders have approved the decision to elect the named individuals as the Board of Directors of the Company to serve until the next Annual Meeting of the Shareholders and until their successors are duly elected and qualify.

GARY D. LEWIS, Director, Chairman and CEO, has served in numerous capacities with both private and public companies, including founder, executive management, board member and advisory roles. Mr. Lewis has gained experience in business development, licensing and cross border transactions, intellectual property rights, product manufacturing along with sourcing and distribution worldwide and finance, including being involved in private placements, initial public offerings and warrant exercises.  Since 1995, Mr. Lewis has primarily served as an advisor and private investor specializing in working with lower and middle market companies operating in a diverse set of industries and circumstances, including both growth-oriented and distressed situations.

JOHN V. KELLY, Director, has served on the National Security Traders Association (STA) Board of Governors for the last 2 years. Mr. Kelly was the Director of Trading Services with Pointe Capital in Delray Beach, Florida. Before that, he was Director of Equity Trading at Sterling Financial Investment Group for 5 years. He holds Series 7, 63, 55 and 24 securities licenses with the NASD. In his 18 year trading career, Mr. Kelly has been with several institutional research boutiques based in Florida. For the past 11 years, he has been active in STA, serving on the Trading Issues Committee for the last 4 years. In addition, he is Past President of the Security Traders Association of Florida (STAF), where he has served as an officer or on the Board of Directors for the last 13 years. Mr. Kelly was Co-Chairman of the STA Technology Exhibition Committee, which worked to bring industry leaders in technology as vendors at STA’s 2005 Conference in Boca Raton. During his tenure with STA and STAF, he has interacted with securities industry leaders as well as individual corporate chairmen and board members.

ADAM MAYBLUM, Director and Vice President, co-founded American Development & Investment.  Prior to founding ADI, he had 17 years of experience in the financial markets as a top retail producer specializing in Public Venture Capital. In 1998 Mr. Mayblum left his position as Branch Manager of HJ Meyers in NY to become a Managing Director of The May Davis Group, specializing in PIPES (Private Investments in Public Equity). In 2002, Mr. Mayblum took a position as the Managing Director of the Private Equities Group of Joseph Stevens & Company where he successfully completed numerous financings and advised many companies on changes in the regulatory environment and the impact those changes have on their ability to raise capital in the public and private markets. He graduated from Emory University in 1987 with a BBA in Management.

DR. ELLIOTT HAHN, Director, is the Executive Chairman of Accu-Break Pharmaceuticals, Inc., a developer and provider of tablet technologies to the pharmaceutical industry, where he previously served as the President from October 2004 through December 2007 and as Chairman from January 2008 through March 2009. Dr. Hahn was a co-founder of Andrx Corporation and served as Chairman Emeritus from March 2003 until its acquisition in November 2006. Dr. Hahn was Andrx Corporation’s President from February 1993 until March 2003, Chief Executive Officer from October 2001 until June 2002, and Chairman of the Board of Directors from June 2002 through March 2003. From June 1990 until February 1993, Dr. Hahn was Vice President for Scientific Affairs of IVAX and Vice President of Research at the pharmaceutical subsidiary of IVAX Corp., then a publicly traded pharmaceuticals company.

RIYAZ H. JINNAH, MD, Director, is Professor of Orthopedic Surgery; Medical Director Orthopedic Research; Medical Director, Human Performance & Biodynamic Laboratory, Wake Forest University Medical Center.  He began his career in 1986 as Assistant Professor, Orthopedic Surgery Johns Hopkins University of Medicine.  He is the recipient of numerous industry grants including; Wright Medical, Zimmer, OrthoBiotech, J & J, Osteonics, DePuy and the Johns Hopkins School of Medicine.  Dr. Jinnah is extensively published and consulted and is the Senior Associate Editor and member of the Editorial Board of The Journal of Surgical Orthopaedic Advances.  He is also a Consultant Reviewer for; The Journal of Bone and Joint Surgery, Journal of Arthroplasty and Clinical Orthopaedics.  Dr. Jinnah is also a world renowned lecturer, exhibiter and speaker.

PROPOSAL 2:  APPOINTMENT OF INDEPENDENT ACCOUNTING FIRM

The Audit Committee has appointed Moss, Krusick & Associates, LLC of Winter Park, Florida, as our independent auditors for fiscal year 2010.  Berman Hopkins Wright & LaHam CPAs, & Associates, LLP has served as our independent auditor since 2006, but recently has decided to end its SEC practice and PCAOP registration status.   Moss, Krusick & Associates, LLC is a new firm formed by the SEC audit partners and staff of Berman Hopkins Wright & LaHam CPAs, & Associates, LLP and has taken over the former offices of Berman Hopkins Wright & LaHam CPAs, & Associates, LLP.  While this is technically a change in auditors, the same audit staff and partners will continue to act as the independent accountants for the Company.

Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by Berman Hopkins for the audit of our annual financial statements, and review of financial statements included in our Form 10-Qs and our Forms 10-K were: 2008 $10,749; and 2009 $10,749.  No amounts have been paid to Moss, Krusick & Associates, LLC for any services prior to its retention as auditors.

Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by Berman Hopkins that are reasonably related to the performance of the audit or review of our financial statements and are not reported under Audit Fees above: $0. No amounts have been paid to Moss, Krusick & Associates, LLC for any services prior to its retention as auditors

Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by Berman Hopkins for tax compliance, tax advice, and tax planning: 2009 $0; and 2008: $0.

All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by Berman Hopkins, other than the services reported above: $0. No amounts have been paid to Moss, Krusick & Associates, LLC for any services prior to its retention as auditors

Our Audit Committee has already appointed Berman Hopkins Wright & LaHam CPAs & Associates, LLP as the independent registered accounting firm for the fiscal year that commenced on January 1, 2010.  The board of directors of the Company has approved the decision to retain Berman Hopkins Wright & LaHam CPAs, LLP for the fiscal year commencing January 1, 2010 and a majority of our shareholders have already ratified this decision.

PROPOSAL 3: AMENDMENT OF ARTICLES OF INCORPORATION

The Board of Directors has approved a series of resolutions to amend the Articles of Incorporation to change our corporate name to American BioCare, Inc. and to effect a recapitalization of the Company by establishing two classes of common stock, Series A and Series B and causing a reverse split of the existing common stock, to be re-designated as Series B common stock, on the basis of 1 share of new Series B common stock for each 12 shares of common stock now outstanding.

A copy of the Amendment to the Articles of Incorporation to change the corporate name as approved by the Board of Directors and a majority of our shareholders is attached as Schedule “A” to this Information Statement.

CHANGE OF CORPORATE NAME

As part of the change in the business plan of the Company and the recommendation to terminate the business development company election, the Board of Directors has determined that our corporate name should be changed to American BioCare, Inc. to better reflect the new business direction of the Company.  The name change will be effective on the effective date of this Information Statement, which is 20 days after its delivery to shareholders.

RECAPITALIZATION

The Company has engaged an investment banking firm to assist the Company with its capital structure and to assist in the funding of the proposed acquisitions of operating companies to undertake the new business direction of the Company.  A total of $23,000,000.00 in new funding has been proposed, as an investment in a new class of common stock, designated as Series A common stock, however, no agreements have been signed.  It is also proposed that the existing common stock be reclassified as Series B common stock, and that the new Series B common stock have a non-dilutive 35 percent equity interest in the Company, until such time as the Series B shares are converted into Series A common shares.  It is expected that, following the completion of the proposed funding of the Company and the effectiveness of a planned registration statement, we will seek to list the Series A shares for trading on a senior exchange. Holders of the Series B shares will have the election to convert into Series A shares, as discussed in more detail below.  Our Articles of Incorporation provide that the Board of Directors may from time to time designate one or more classes of common stock without further action by the shareholders, and could undertake the recapitalization by resolution; however, we have determined that is in the best interests of all shareholders to submit the recapitalization to a vote of shareholders, which has been accomplished by written consent of four shareholders representing more than 51 percent of all of the existing common shares outstanding.

The recapitalization will be accomplished as follows:

On the date this Information Statement is mailed to our shareholders, we will file the Amended Certificate of Incorporation with the Secretary of State of Nevada, with an effective date of twenty days after the date of mailing.  On that effective date, our Articles of Amendment will be amended to the new corporate name and the resolutions of the Board of Directors will become effective to reflect that there are two classes of common stock, Series A, which will represent up to a maximum of 65 percent of the equity ownership of the Company as and when issued, and Series B, which will represent not less than 35 percent of the equity interest in the Company.  Each holder of our current issued common stock will be requested to turn in the certificate representing that stock in exchange for a new certificate for Series B shares, as explained in more detail hereafter.  The rights and preferences of the Series A and Series B Common Stock shall be set forth in the Certificate of Designation filed with the Secretary of State of Nevada in the form attached as Schedule “B”.

The Series B shares initially will represent 100 percent of the issued and outstanding shares of the Company following the recapitalization, but will be diluted as new Series A shares are issued for cash or other consideration deemed to be acceptable to our Board of Directors.  In no event, can the dilution of the Series B shares be diluted below 35 percent of the total voting equity of the Company, unless and until Series B shares are converted into Series A shares.  The specific rights of each class of shares will be set forth in Certificates of Designations filed with the Secretary of State of Nevada, in the form set forth in Schedule “B” to this Information Statement.

The Series B shares may be converted, in whole or in part, at any time after the effective date of this Information Statement into Series A shares on the basis of one (1) Series A share for each Series B share tendered for conversion. As a result of a conversion of a Series B share as provided in the Certificate of Designations for the Series B Shares, the remaining Series B shares shall have a non-dilutive minimum equity interest in the Company equal to 35 percent reduced proportionately by the percentage of the total Series B shares outstanding at the effective date of the Information Statement represented by the Series B shares which have been converted into Series A shares.  On conversion of all of the Series B shares into Series A shares, all of the equity voting interests in the Company shall then be vested in the Series A common shares.  All Series B Common Stock will convert automatically into Series A Common Stock on the date which is five (5) years from the effective date of this Information Statement, which is 20 days after it has been mailed to our shareholders of record.

REVERSE STOCK SPLIT

The Board of Directors of the Company unanimously approved an amendment to our certificate of incorporation and a reverse stock split of all outstanding shares of our common stock at an exchange ratio of one new share of Series B Common Stock for each twelve (12) shares of common stock now outstanding. The text of the form of amendment to our certificate of incorporation is attached to this information statement as Schedule A. In addition, the Board recommended approval of the reverse stock split and determined that effecting such a reverse split is in the best interests of the Company, and the consenting shareholders approved the reverse stock split. The reverse stock split will become effective at 5:00 p.m. Eastern Standard time on the date that is twenty (20) days from the date of the mailing of this Information Statement.  The reverse split will be accomplished by the exchange of the current common shares for new Series B common shares.

As a result of the one-for-twelve reverse stock split, each twelve shares of outstanding common stock will be exchanged for one new share of Series B common stock. Except for adjustments that may result from the treatment of fractional shares as described below, each stockholder will hold the same percentage of outstanding common stock immediately following the reverse stock split as such stockholder held immediately prior to the reverse stock split. Currently, we are authorized to issue up to a total of 150,000,000 shares of common stock, which as a result of the recapitalization will be classified into 146,000,000 million shares of Class A Common Stock and 4,000,000 million shares of Class B Common Stock. This reverse stock split will not change the number of total authorized shares of our capital stock. There are currently 39,336,000 common shares outstanding, which will become 3,278,000 Series B common shares after the transaction.  An additional 399,822 post-split Series B Common Stock shares will be available for issue (5,997,330 pre-split common shares)

Reasons For The Reverse Stock Split.  The Board believes that the proposed funding for the Company, including the required recapitalization and reverse stock split, are in the best interests of the shareholders as a whole, and will allow the Company to raise operating capital for expansion and acquisitions.

The Board does not intend for this transaction to be the first step in a series of plans or proposals of a "going private transaction" within the meaning of Rule 13e-3 of the Securities Exchange Act of 1934, as amended. The Board has determined that the reverse stock split is advisable and in the best interests of the Company. Such determination was based upon certain factors, including existing and expected marketability and liquidity of the common stock, prevailing market conditions and the likely effect on the market price of the Series A common stock after it is listed for trading.

Effects of The Reverse Stock Split. After the effective date of the reverse stock split, each stockholder will own a reduced number of shares of the common stock, designated as Series B shares. However, the reverse stock split will affect all of our current stockholders uniformly and will not affect any stockholder’s percentage ownership interests, except to the extent that the reverse split results in any of the stockholders owning a fractional share as described below, unless and until additional Series A shares are issued in the proposed funding. Proportionate voting rights in a reverse stock split (other than as a result of rounding up to the nearest whole share in lieu of fractional shares). For example, a holder of 2% of the voting power immediately prior to the reverse stock split would continue to hold 2% of the voting power immediately after the reverse stock split, until additional Series A shares are issued. The number of stockholders of record will not be affected by the reverse stock split. The approximate number of Series B shares of our common stock that will be outstanding as a result of the reverse stock split  without accounting for fractional shares which will be rounded up to the nearest whole share, or new Series A shares expected to be issued in the funding, will be 3,278,000.  Upon issuance of Series A shares, the percentage interest of the Series B shares will be diluted, the same as with the issue of additional common shares without the reverse split or recapitalization, except that the percentage of the Company represented by the Series B shares can never be less than 35 percent, regardless of how many Series A shares are issued, unless and until Series B shares are converted into Series A shares, at the election of the Series B holders individually.

Effective Date.  The reverse stock split will become effective as of 5:00 p.m. Eastern Standard time on the date which is 20 days after the mailing of this Information Statement to our shareholders, by the filing of the Articles of Amendment to our Articles of Incorporation and the Certificate of Designation of Series A and Series B Common Stock with the Secretary of State of Nevada. Except as explained below with respect to fractional shares, on the effective date, shares of common stock issued and outstanding immediately prior thereto will be combined and converted, automatically and without any action on the part of the stockholders, into new shares of common stock in accordance with the reverse stock split ratio.

Fractional Shares. Our transfer agent may act as exchange agent for purposes of implementing the exchange of stock certificates. Such person is referred to as the "exchange agent." No fractional shares of common stock will be issued as a result of the reverse stock split. Instead, stockholders who otherwise would be entitled to receive fractional shares, upon surrender to the exchange agent of such certificates representing such fractional shares, will be entitled to receive an additional share by rounding up to the nearest whole number of shares.

Exchange of Stock Certificates.  After the effective date of the reverse stock split, holders of pre-reverse split shares may surrender to the exchange agent certificates representing pre-reverse split common shares in exchange for certificates representing post-reverse split Series B shares. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s). Stockholders should not destroy any stock certificate which after the reverse stock split will represent that number of Series B shares into which the shares represented by the old certificate have combined and converted. Stockholders who would like to exchange their old certificates for new Series B certificates should contact our transfer agent, Stalt, Inc., 671 Oak Grove Avenue, Suite C, Menlo Park, CA 94025.

Accounting Consequences.  The par value per share of Series B common stock will remain unchanged at $0.001 per share after the reverse stock split. As a result, on the effective date of the reverse split, the capital stock on the Company’s balance sheet attributable to the Series B common stock will be reduced proportionally, based on the one-to-thirty exchange ratio of the reverse stock split, from its present amount, and the additional paid-in capital account will be credited with the amount by which the capital stock is reduced. The per share Series B common stock net income or loss and net book value will be increased because there will be fewer shares of common stock outstanding. It is not anticipated that any other accounting consequences would arise as a result of the reverse stock split.

No Appraisal Rights.  Under the Nevada Revised Corporate Statutes, our stockholders are not entitled to dissenter’s rights with respect to the amendment to our certificate of incorporation to effect the reverse split and the Company will not independently provide the stockholders with any such right.

Material U.S. Federal Income Tax Considerations of The Reverse Stock Split. The following is a summary of material U.S. federal income tax considerations of the reverse stock split. It addresses only stockholders who hold the pre-reverse split shares and post-reverse split Series B shares as capital assets. It does not purport to be complete and does not address stockholders subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, mutual funds, foreign stockholders, stockholders who hold the pre-reverse split shares as part of a straddle, hedge, constructive sale or conversion transaction, stockholders who hold the pre-reverse split Series B shares as qualified small business stock within the meaning of Section 1202 of the Internal Revenue Code of 1986, as amended (the "Code"), stockholders who are subject to the alternative minimum tax provisions of the Code, and stockholders who acquired their pre-reverse split shares pursuant to the exercise of employee stock options or otherwise as compensation. This summary is based upon current law, which may change, possibly even retroactively. It does not address tax considerations under state, local, foreign, and other laws (including other U.S. federal tax laws). Furthermore, we have not obtained a ruling from the Internal Revenue Service or an opinion of legal or tax counsel with respect to the consequences of the reverse stock split. EACH STOCKHOLDER IS ADVISED TO CONSULT HIS OR HER TAX ADVISOR AS TO HIS OR HER OWN SITUATION AND THE PARTICULAR FEDERAL, STATE, LOCAL OR FOREIGN INCOME OR OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT.

The reverse stock split and the establishment of two classes of common stock are intended to constitute a reorganization within the meaning of Section 368 of the Code and is not part of a plan to increase periodically a stockholder’s proportionate interest in the assets or earnings and profits of the Company. Assuming the reverse split and the establishment of two classes of common stock qualify as reorganization, a stockholder generally will not recognize gain or loss on the reverse stock split or the establishment of two classes of common stock. The aggregate tax basis of the post-reverse split shares received will be equal to the aggregate tax basis of the pre-reverse split shares exchanged therefore, and the holding period of the post-reverse split shares received will include the holding period of the pre-reverse split shares exchanged therefore. No gain or loss would be recognized by the company as a result of the reverse stock split and the establishment of two classes of common stock.

 The Company believes that the federal income tax consequences of the Reverse Stock Split and the establishment of two classes of common stock, to holders of Common Stock will be as follows:

(i)
Except as explained in (v) below, no income gain or loss will be recognized by a shareholder on the surrender of the current shares or receipt of the certificate representing new post-split shares of Series B Common Stock;

(ii)	Except as explained in (v) below, the tax basis of the new post-split Series B Common Stock shares will equal the tax basis of the old pre-split shares exchanged therefore;

(iii)
Except as explained in (v) below, the holding period of the new post-split Series B Common Stock shares will include the holding period of the old pre-split shares if such old pre-split shares were held as capital assets;

(iv)	The conversion of the old pre-split shares into the new post-split Series B Common Stock shares will produce no taxable income or gain or loss to the Company;

(v)
The Federal income tax treatment of the receipt of the additional fractional interest by a shareholder is not clear and may result in tax liability not material in amount in view of the low value of such fractional interest.

The Company’s opinion is not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed above.

Procedures to Obtain New Series B certificates.

As soon as practicable following the Reverse Stock Split and the establishment of two classes of common stock,, the Company will provide a transmittal form that each stockholder of record on the effective date of the Reverse Stock Split should use to transmit certificates representing shares of Common Stock to the Transfer Agent for exchange or transfer for Series B shares. The transmittal form will contain instructions for the surrender of pre-Reverse Stock Split certificates to the Transfer Agent in exchange for certificates representing the appropriate number of whole shares of post-Reverse Stock Split Series B certificates.  No new certificates will be issued to a stockholder until such stockholder has surrendered its pre-Reverse Stock Split certificates together with a properly completed and executed transmittal form to the Transfer Agent.

Upon proper completion and execution of the transmittal form and its return to the Transfer Agent together with a stockholder’s pre-Reverse Stock Split certificates and/or an affidavit of loss for any lost or destroyed certificates, as applicable, that stockholder will receive a new certificate or certificates representing the number of whole shares of Common Stock, pre-Reverse Stock Split, into which the shares of Common Stock represented by the pre-Reverse Stock Split certificates are being converted as a result of the Reverse Stock Split. Until surrendered to the Transfer Agent, pre-Reverse Stock Split certificates retained by stockholders will be deemed for all purposes, including voting and payment of dividends, if any, to represent the number of whole shares of Common Stock, post-Reverse Stock Split, to which such stockholders are entitled as a result of the Reverse Stock Split. Stockholders should not send their pre-Reverse Stock Split certificates to the Transfer Agent until after receiving instructions from the Transfer Agent following the Reverse Stock Split. Shares of Common Stock, pre-Reverse Stock Split, surrendered after the Reverse Stock Split will be replaced by certificates representing shares of Common Stock, post-Reverse Stock Split, as soon as practicable after such surrender. The Company shall bear all expenses of the exchange and issuance of new certificates.

Certificates representing shares of Common Stock, pre-Reverse Stock Split that contain a restrictive legend will be exchanged for Common Stock, post-Reverse Stock Split, with the same restrictive legend.  As applicable, the time period during which a stockholder has held the Common Stock, pre-Reverse Stock Split, will be included in the time period during which such stockholder actually holds the Series B Common Stock, post-Reverse Stock Split.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES WITHOUT THE LETTER OF TRANSMITTAL.

PROPOSAL 4. TO APPROVE THE DECISION OF OUR BOARD OF DIRECTORS TO ESTABLISH THE 2010 EMPLOYEE, DIRECTOR AND CONSULTANT STOCK OPTION PLAN

We operate in a challenging marketplace in which our success depends to a great extent on our ability to attract and retain employees, directors and other service providers of the highest caliber. One of the tools our Board of Directors regards as essential in addressing recruiting and retention is a competitive equity incentive program. The Board of Directors believes it is of paramount importance that our stock incentive programs provide the Company with a range of incentive tools and sufficient flexibility to permit the Compensation Committee of the Board (as used in this proposal, the “Compensation Committee” or the “Committee”) to implement them in ways that will make the most effective use of the Series A Common Stock shares that our stockholders agree to make available for incentive purposes. For this reason, we are asking our stockholders to approve the 2010 Employee, Director and Consultant Stock Plan (the “Plan”).  A majority (57.5 percent) of our outstanding shares have approved the adoption of the Plan by written consent. Although we have had a stock incentive plan and a stock option plan approved by the shareholders, those plans were adopted in 1997 and the Board of Directors has concluded that the old plans no longer fit the currents needs of the Company.  No shares have ever been awarded under either plan although 2,000,000 shares of Series A Common Stock will be been set aside for future awards under the Plans.  The current plans are described below.

EMPLOYEE STOCK COMPENSATION PLAN

The Company adopted the 1997 Employee Stock Compensation Plan for employees, officers, directors of the Company and advisors to the Company (the ESC Plan). The Company reserved a maximum of 1,000,000 common shares to be issued upon any grant of awards under the ESC Plan. Employees will recognize taxable income upon the grant of common stock equal to the fair market value of the common stock on the date of the grant and the Company will recognize a compensating deduction for compensation expense at such time. The ESC Plan is administered by the Compensation Committee of the Board of Directors. No shares have been awarded or currently are anticipated to be awarded under the ESC Plan, and the Bylaws of the Company prohibit the issue of any such awards so long as the Company has an investment adviser agreement providing for compensation based in part on capital appreciation, in order to conform to the applicable limits under the 1940 Act relating to stock benefit plans of a BDC.

COMPENSATORY STOCK OPTION PLAN

The Company adopted the 1997 Compensatory Stock Option Plan for officers, employees, directors and advisors (the CSO Plan). The Company has reserved a maximum of 2,000,000 Common Shares to be issued upon the exercise of options granted under the CSO Plan. The CSO Plan will not qualify as an incentive stock option plan under Section 422 of the Internal Revenue Code of 1986, as amended. Options are granted under the CSO Plan at exercise prices be determined by the Compensation Committee of the Board of Directors. With respect to options granted pursuant to the CSO Plan, optionees will not recognize taxable income upon the grant of options granted at or in excess of fair market value. However, optionees will realize income at the time of exercising an option to the extent the market price of the common stock at that time exceeds the option exercise price, and the Company must recognize a compensation expense in an amount equal to any taxable income realized by an optionee as a result of exercising the option. The CSO Plan will is administered by the Compensation Committee of the Board of Directors. No options have been granted or currently are anticipated to be granted under the CSO Plan and the By-laws of the Company prohibit the issue of any such awards so long as the Company has an investment adviser agreement providing for compensation based in part on capital appreciation, in order to conform to the applicable limits under the 1940 Act relating to stock benefit plans of a BDC.

The Board of Directors believes that the Plan will provide the Company with additional capabilities to assist us in attracting and retaining the high caliber employees, directors and consultants essential to our success and in motivating these individuals to strive to meet our goals. Further, the Board believes that it is in the best interests of the Company and its stockholders to establish the ability of the Company to deduct in full compensation resulting from performance awards granted under the Plan.

SUMMARY OF THE 2010 EMPLOYEE, DIRECTOR AND CONSULTANT STOCK PLAN

The following is a brief description of certain important features of the Plan, the full text of which is attached as Schedule C. This summary does not purport to be complete and is qualified in its entirety by reference to Schedule C. If the proposal to adopt the Plan is approved, we intend to promptly file a registration statement on Form S-8 under the Securities Act of 1933, as amended, registering the additional shares available for issuance under the Plan as soon as the shareholder approval is effective.

The Plan, as amended, includes the following features that protect the interests of our stockholders:

•	Administration by a Compensation Committee composed entirely of independent directors;

•	Exercise prices for stock options and certain stock-based Awards (including stock appreciation rights) must be at least 100% of fair market value on the grant date of the Award;

•	No material amendments will be made to the Plan without the approval of stockholders; and

•	Awards may not be re-priced without stockholder approval.

General. The Plan is intended to encourage ownership of shares by employees and directors of the Company and certain consultants in order to attract and retain such people and to induce them to work for the benefit of the Company or an Affiliate of the Company (as defined in the Plan). The Plan provides for the granting of incentive stock options, non-qualified options, stock grants and stock-based Awards, which may or may not be subject to certain performance criteria.

Administration. The Plan is administered by the Board of Directors of the Company, except to the extent the Board of Directors delegates its authority to the Compensation Committee (the “Administrator”). Subject to the terms of the Plan, the Administrator has the authority to administer and interpret the Plan, to determine the employees to whom Awards will be granted under the Plan and the type and size of each Award, the terms and conditions for vesting, and other features applicable to each Award or type of Award. The Administrator may accelerate or defer the vesting or payment of Awards, waive any conditions or restrictions imposed with respect to Awards or the stock issued pursuant to Awards and make any and all other determinations that it deems appropriate, subject to the limitations contained in the Plan, including minimum vesting requirements, prohibitions against re-pricing, and provisions designed to maintain compliance with the requirements of Sections 422 (for incentive stock options), 162(m) and 409A of the Code, as well as other applicable laws and securities exchange rules.

Eligibility. All “employees” of the Company, defined by the Plan to include any employee of the Company or of an Affiliate, including employees who are also serving as an officer or director of the Company or of an Affiliate, are eligible to receive Awards under the Plan. Incentive stock options may be granted only to employees. All other Awards may be granted to any participant in the Plan. Participation is discretionary, and Awards are subject to approval by the Administrator.

Shares Subject to the Plan. The maximum number of shares of Series A Common Stock that may be subject to Awards during the term of the Plan, as amended, is 2,000,000 shares. The maximum number of shares of Series A Common Stock that may be issued under the Plan will not be affected by awards that are granted through the assumption of, or in substitution for, outstanding Awards previously granted to individuals who become employees as a result of a merger, consolidation, or acquisition or other corporate transaction involving the Company or a subsidiary. Additionally, Series A shares used by a participant to exercise an option, and shares withheld by the Company to cover the withholding tax liability associated with the exercise of an option, are not counted toward the maximum number of shares that may be issued under the Plan and, accordingly, will not reduce the number of shares that will be available for future Awards.

Shares of Series A Common Stock issued in connection with Awards under the Plan may be shares that are authorized but unissued, or previously issued shares that have been reacquired, or both. If an Award under the Plan is forfeited, canceled, terminated or expires prior to the issuance of shares, the shares subject to the Award will be available for future grants under the Plan. Any shares that again become available for grant will be added back.

Types of Awards. The types of Awards that may be granted under the Plan are described below. All of the Awards are subject to the conditions, limitations, restrictions, vesting and forfeiture provisions determined by the Administrator, in its sole discretion, subject to such limitations as are provided in the Plan or by applicable laws or securities exchange rules. The number of shares subject to any Award is also determined by the Administrator, in its discretion. At the discretion of the Administrator, Awards may be made subject to or may vest on an accelerated basis upon the achievement of performance criteria related, which may be established on a Company-wide basis or with respect to one or more business units or divisions or subsidiaries, and may be based upon the attainment of criteria as may be determined by the Administrator and set forth in the participant’s Award agreement. (See Performance Award Program discussion below.)

Stock Grants. A stock grant is an Award of outstanding shares of Series A Common Stock that may be subject to the satisfaction of vesting conditions as determined by the Administrator (including the attainment of objective performance goals), and which may be forfeited if conditions to vesting are not met. Stock grants may require the participant to purchase the shares of stock subject to the Award.

Non-Qualified Stock Options. An Award of a non-qualified stock option under the Plan grants a participant the right to purchase a certain number of shares of Series A Common Stock during a specified term in the future, after a vesting period, at an exercise price equal to at least 100% of the fair market value of the stock on the grant date. The term of a non-qualified stock option may not exceed 10 years from the date of grant. The exercise price may be paid by any of the means described below under “Payment of Exercise Price.” A non-qualified stock option is an option that does not qualify under Section 422 of the Code.

Incentive Stock Options. An incentive stock option is a stock option that meets the requirements of Section 422 of the Code, which include an exercise price of no less than 100% of fair market value on the grant date, a term of no more than 10 years, and that the option be granted from a plan that has been approved by stockholders. Additional requirements apply to an incentive stock option granted to a participant who beneficially owns stock representing more than 10% of the total voting power of all outstanding stock of the Company on the date of grant. If certain holding period requirements are met and there is no disqualifying disposition of the shares, the participant will be able to receive capital gain (rather than ordinary income) treatment under the Code with respect to any gain related to the exercise of the option.

Payment of Exercise Price. Payment of the exercise price of a non-qualified stock option or incentive stock option may be made in cash or, if permitted by the Administrator (and with respect to an incentive stock option, and by Section 422 of the Code), by tendering shares of Series A Common Stock owned by the participant and acquired at least six (6) months prior to exercise, having a fair market value equal to the exercise price, by a combination of cash and shares of Series A Common Stock or by authorizing the sale of shares otherwise issuable upon exercise, with the sale proceeds applied toward the exercise price. Additionally, the Administrator may provide that stock options can be net exercised—that is exercised by issuing shares having a value approximately equal to the difference between the aggregate value of the shares as to which the option is being exercised and the aggregate exercise price for such number of shares.

Re-pricing. Without the approval of stockholders, the Board may not reduce the exercise price of an option or issue Awards in substitution for outstanding options, or take any other action with respect to an option that would constitute a re-pricing under securities exchange rules. (See Amendment and Termination below.)

Forfeiture Provisions. Options granted under the Plan are subject to forfeiture if, after a termination of employment, the participant engages in certain activities that breach an obligation or duty of the participant to the Company, or that are materially injurious to or in competition with the Company.

Stock-Based Awards. A stock-based Award is a grant by the Company under the Plan of an equity Award or an equity based Award which is not a non-qualified stock option, an incentive stock option, or a stock grant. The Administrator has the right to grant stock-based Awards having such terms and conditions as the Administrator may determine, including, without limitation, the grant of shares based upon certain conditions, the grant of securities convertible into shares and the grant of stock appreciation rights, dividend equivalent rights (except with respect to an option or stock appreciation right); phantom stock or stock units. No stock appreciation right is exercisable after ten years from the date of grant. The principal terms of each stock-based Award will be set forth in the participant’s Award agreement, in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate to be appropriate and in the best interest of the Company.

Award Limitations. No Participant may be granted stock rights during any fiscal year with respect to more than an aggregate of 200,000 shares that are intended to comply with the performance-based exception under Section 162(m) of the Code. This limitation applies to performance awards described below and to the grant of options and stock appreciation rights.

Performance Award Program. The Compensation Committee may grant performance Awards subject the attainment of such performance goals over a performance period designated by the Compensation Committee. These Awards may be designated as performance stock grants or performance stock based awards. Performance Awards will specify a predetermined amount of performance stock or performance stock units that may be earned by the participant to the extent that one or more predetermined performance goals are attained within a predetermined performance period. To the extent earned, performance Awards may be settled in cash, shares of Common Stock or any combination thereof. The value of the performance Award is equal to the fair market value of shares of Series A Common Stock subject to the Award, reduced by any purchase or exercise price applicable to the Award.

Prior to the beginning of the applicable performance period or such later date as permitted under Section 162(m) of the Code, the Compensation Committee will establish one or more objective performance goals applicable to the Award. A performance goal will be based on the attainment of specified levels of one or any combination of the following measures:

net sales; revenue; revenue growth or product revenue growth; operating income (before or after taxes); pre- or after-tax income or loss (before or after allocation of corporate overhead and bonus); earnings or loss per share; net income or loss (before or after taxes); return on equity; total stockholder return; return on assets or net assets; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of the Shares or any other publicly-traded securities of the Company; market share; gross profits; earnings or losses (including earnings or losses before taxes, before interest and taxes, or before interest, taxes, depreciation and amortization); economic value-added models or equivalent metrics; comparisons with various stock market indices; reductions in costs; cash flow or cash flow per share (before or after dividends); return on capital (including return on total capital or return on invested capital); cash flow return on investment; improvement in or attainment of expense levels or working capital levels, including cash, inventory and accounts receivable; operating margin, gross margin; year-end cash; cash margin; debt reduction; stockholders equity; operating efficiencies; market share; research and development achievements; manufacturing achievements (including obtaining particular yields from manufacturing runs and other measurable objectives related to process development activities); regulatory achievements (including submitting or filing applications or other documents with regulatory authorities or receiving approval of any such applications or other documents and passing pre-approval inspections (whether of the Company or the Company’s third-party manufacturer) and validation of manufacturing processes (whether the Company’s or the Company’s third-party manufacturer’s); strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property; establishing relationships with commercial entities with respect to the marketing, distribution and sale of the Company’s products (including with group purchasing organizations, distributors and other vendors); supply chain achievements (including establishing relationships with manufacturers or suppliers of component materials and manufacturers of the Company’s products); co-development, co-marketing, profit sharing, joint venture or other similar arrangements); financial ratios, including those measuring liquidity, activity, profitability or leverage; cost of capital or assets under management; financing and other capital raising transactions (including sales of the Company’s equity or debt securities; factoring transactions; sales or licenses of the Company’s assets, including its intellectual property, whether in a particular jurisdiction or territory or globally; or through partnering transactions); and implementation, completion or attainment of measurable objectives with respect to research, development, manufacturing, commercialization, products or projects, production volume levels, acquisitions and divestitures; factoring transactions and recruiting and maintaining personnel.

Such performance goals may be based solely by reference to the Company’s performance or the performance of a subsidiary, division, business segment or business unit of the Company, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. The Committee may also exclude charges related to an event or occurrence which the Committee determines should appropriately be excluded, including (a) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (b) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (c) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles. Such performance goals shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m) of the Code, and the regulations thereunder.

Following completion of the applicable performance period, the Committee will certify in writing the extent to which the applicable performance goals have been attained and the resulting value to be paid to the participant. The Committee retains the discretion to eliminate or reduce, but not increase, the amount that would otherwise be payable on the basis of the performance goals attained to a participant who is a “covered employee” within the meaning of Section 162(m) of the Code. However, no such reduction may increase the amount paid to any other participant. The Committee may make positive or negative adjustments to performance Award payments to participants other than covered employees to reflect the participant’s individual job performance or other factors determined by the plan administrator. In its discretion, the plan administrator may provide a participant awarded performance shares with dividend equivalent rights with respect to cash dividends paid on the Company’s Common Stock. The plan administrator may provide for performance Award payments in lump sums or on a deferred basis.

Deferrals. Subject to the limitations described below, the Administrator may postpone the exercise of Awards, or the issuance or delivery of shares or cash pursuant to any Award for such periods and upon such terms and conditions as the Administrator determines. In addition, the Administrator may determine that all or a portion of a payment to a participant, whether in cash and/or shares, will be deferred in order to prevent the Company or any subsidiary from being denied a United States federal income tax deduction under Section 162(m) of the Code with respect to an Award granted under the Plan. The Plan is intended to comply with Section 409A of the Code. Any provision of this Plan that would cause an Award to fail to satisfy Section 409A will be amended to comply with Section 409A of the Code on a timely basis.

Non-Transferability. By its terms, Awards granted under the Plan are not transferable other than by will or the laws of descent and distribution. An incentive stock option transferred except by will or the laws of descent and distribution will no longer qualify as an incentive stock option. During a participant’s lifetime, all rights with respect to an Award maybe exercised only by the participant (or by his or her legal representative) and cannot be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and cannot be subject to execution, attachment or similar process.

Adjustments. Subject to certain limitations, the maximum number of shares available for issuance under the Plan, the number of shares covered by outstanding Awards, the exercise price applicable to outstanding Awards and the limit on Awards to a single employee may be adjusted by the Administrator if it determines that any stock split, extraordinary dividend, stock dividend, distribution (other than ordinary cash dividends), recapitalization, merger, consolidation, reorganization, combination or exchange of shares or other similar event equitably requires such an adjustment.

Corporate Transaction. Upon the occurrence of a “Corporate Transaction,” as defined in the Plan, the Administrator, may, in its discretion and as it deems appropriate as a consequence of such Corporate Transaction, accelerate, purchase, adjust, modify or terminate Awards or cause Awards to be assumed by the surviving corporation in the transaction that triggered such Corporate Transaction. Any such actions that would cause the Plan to become subject to Section 409A of the Code, however, generally may not be taken unless the Administrator affirmatively determines to subject the Plan to all of the requirements of Section 409A.

Amendment and Termination. The Plan will terminate ten years after adoption, the date which is ten years from the earlier of the date of its adoption by the Board of Directors and the date of its approval by the stockholders of the Company. The Plan may be terminated at an earlier date by the stockholders or the Board of Directors; provided however, that any such earlier termination will not affect any outstanding Awards. The Board may, from time to time, amend the Plan subject to any requirement for stockholder approval imposed by applicable law or securities exchange rules. The Board may not amend the Plan in any manner that would result in noncompliance with applicable laws and may not, without the approval of the Company’s stockholders to the extent required by applicable law, amend the Plan to (a) increase the number of shares that may be the subject of Awards, (b) expand the types of Awards available under the Plan, (c) materially expand the eligible participants; (d) increase the maximum permissible term of any option or stock appreciation right or increase any Award limits or (e) cancel an option or stock appreciation right in exchange for cash when the exercise or grant price per share exceeds the Fair Market Value or take any action with respect to an option or stock appreciation right that would be treated as a repricing under the securities exchange rules, including a reduction of the exercise price of an option or the grant price of a stock appreciation right or the exchange of an option or stock appreciation right for cash or another Award. A termination, suspension or amendment of the Plan may not adversely affect the rights of any participant with respect to a previously granted Award, without the participant’s written consent; provided, however, that any Award may be amended, revised or revoked as deemed necessary by the Administrator to avoid penalties under Code Section 409A.

Certain United States Federal Income Tax Consequences

The following is a brief summary of the principal United States federal income tax consequences of transactions under the Plan, based on current United States federal income tax laws. This summary is not intended to be exhaustive, does not constitute tax advice and, among other things, does not describe state, local or foreign tax consequences, which may be substantially different.

Stock Grants. A participant generally will not be taxed at the time a stock grant is awarded, but will recognize taxable income when the Award vests or otherwise is no longer subject to a substantial risk of forfeiture. The amount of taxable income recognized will equal the fair market value of the shares subject to the Award (or the portion of the Award that is then vesting) at that time reduced by any purchase price per share. Participants may elect to be taxed based on the fair market value of the shares (reduced by any purchase price) at the time of grant by making an election under Section 83(b) of the Code within 30 days of the Award date. If an Award with respect to which a participant has made such an election under Section 83(b) is subsequently canceled, no deduction or tax refund will be allowed for the amount previously recognized as income.

Except as provided under “Certain Limitations on Deductibility of Executive Compensation” below, the Company will ordinarily be entitled to a deduction at the same time and in the same amounts as the ordinary income recognized by the participant with respect to a stock grant Award. Unless a participant has made a Section 83(b) election, the Company will also be entitled to a deduction, for federal income tax purposes, for dividends paid on Awards of unvested restricted stock grants.

Non-Qualified Stock Options. Generally, a participant will not recognize taxable income on the grant of a non-qualified stock option provided the exercise price of the option is equal to the fair market value of the underlying stock at the time of grant. Upon the exercise of a non-qualified stock option, a participant will recognize ordinary income in an amount equal to the difference between the fair market value of the Common Stock received on the date of exercise and the option cost (number of shares purchased multiplied by the exercise price per share). The participant will recognize ordinary income upon the exercise of the option even though the shares acquired may be subject to further restrictions on sale or transferability. Except as provided under “Certain Limitations on Deductibility of Executive Compensation” below, the Company will ordinarily be entitled to a deduction on the exercise date equal to the ordinary income recognized by the participant upon exercise.

Generally, upon a subsequent sale of shares acquired in an option exercise, the difference between the sale proceeds and the cost basis of the shares sold will be taxable as a capital gain or loss.

Incentive Stock Options (ISOs). No taxable income is recognized by a participant on the grant of an ISO. If a participant exercises an ISO in accordance with the terms of the ISO and does not dispose of the shares acquired within two years from the date of the grant of the ISO, nor within one year from the date of exercise, the participant will be entitled to treat any gain or loss related to the exercise of the ISO as capital gain or loss (instead of ordinary income), and the Company will not be entitled to a deduction by reason of the grant or exercise of the ISO. The amount of the gain or loss upon a subsequent sale will be long-term capital gain or loss equal to the difference between the amount realized on the sale and the participant’s basis in the shares acquired. If a participant sells or otherwise disposes of the shares acquired without satisfying the required minimum holding period, such “disqualifying disposition” will give rise to ordinary income equal to the excess of the fair market value of the shares acquired on the exercise date (or, if less, the amount realized upon disqualifying disposition) over the participant’s tax basis in the shares acquired. Additionally, the exercise of an ISO will give rise to an item of tax preference that may result in alternative minimum tax liability for the participant. Except as provided under “Certain Limitations on Deductibility of Executive Compensation” below, the Company will ordinarily be entitled to a deduction equal to the amount of the ordinary income taxable to a participant as a result of any disqualifying disposition.

Stock-Based Awards. A participant will recognize taxable income on the grant of unrestricted awards, in an amount equal to the fair market value of the shares subject to such Award on the grant date, reduced by any required purchase price. Except as provided under “Certain Limitations on Deductibility of Executive Compensation” below, the Company will ordinarily be entitled to a deduction at the same time and in the same amounts as the ordinary income recognized by the participant with respect to such a stock Award. Other rules apply with regard to other forms of stock-based Awards.

Withholding. the Company retains the right to deduct or withhold, or require the participant to remit to his or her employer, an amount sufficient to satisfy federal, state and local and foreign taxes, required by law or regulation to be withheld with respect to any taxable event as a result of the Plan.

Certain Limitations on Deductibility of Executive Compensation. With certain exceptions, Section 162(m) of the Code limits the deduction to the Company for compensation paid to certain executive officers to $1 million per executive per taxable year unless such compensation is considered “performance-based compensation” within the meaning of Section 162(m) or is otherwise exempt from Section 162(m). The Plan is designed so that options and SARs qualify for this exemption, and it permits the Committee to grant other performance based Awards designed to qualify for this exemption.

Treatment of “Excess Parachute Payments.” The accelerated vesting of Awards under the Plan upon a change of control of the Company could result in a participant being considered to receive “excess parachute payments” (as defined in Section 280G of the Code), which payments are subject to a 20% excise tax imposed on the participant. The Company would not be able to deduct the excess parachute payments made to a participant.

New Plan Benefits and Awards Under the Plan

Awards under the Plan will be made at the discretion of the Compensation Committee. The Compensation Committee has not made any decisions on the amount and type of awards that are to be made under the Plan in future years.

The Board of Directors believes that it is in the best interests of, and fair to, the Company and its stockholders that the stockholders approve the 2010 Employee, Director and Consultant Stock Plan and shareholders representing a majority (57.2 percent) of the outstanding common stock of the Company have already approved the adoption of the Plan, by written consent.

PROPOSAL 5  TO APPROVE THE DECISION OF OUR BOARD OF DIRECTORS TO TERMINATE THE ELECTION TO BE TREATED AS A BUSINESS DEVELOPMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940.

In March, 2006, we elected to be treated as a business development company under the Investment Company Act of 1940 and filed a Form N54-A election form with the United States Securities & Exchange Commission.  We have operated as a business development company continuously since that date.  As a result of the change in our business direction, the need to create two classes of common stock in order to obtain additional funding and for other reasons, the Board of Directors has determined that operating as a business development company is no longer in the best interests of the Company or our shareholders.

As a business development company, or BDC, under the 1940 Act, the business model of the Company was to locate, invest in and provide management assistance to small public and private companies to enable those companies to undertake their own business plans and models.  We were limited in our investment and in our ability to manage and operate a business, and were required to act as a semi-passive investor, rather than as an active owner-operator of a business. We have conducted limited operations to date.

As a business development company, we are required to invest at least 70% of our total assets in qualifying assets, which, generally, are securities of private companies or securities of public companies whose securities are not eligible for purchase on margin (which includes many companies with thinly traded securities that are quoted in the pink sheets or the NASD Electronic Quotation Service.)   We must also offer to provide significant managerial assistance to these portfolio companies.   Qualifying assets may also include:

*           cash,
*           cash equivalents,
*           U.S. Government securities, or
*	high-quality debt investments maturing in one year or less from the date of investment.

We may invest a portion of the remaining 30% of our total assets in debt and/or equity securities of companies that may be larger or more stabilized than target portfolio companies.

Nature of a BDC

The 1940 Act defines a BDC as a closed-end management investment company that provides small businesses that qualify as an eligible portfolio company with investment capital and also significant managerial assistance.

A BDC is required under the 1940 Act to invest at least 70% of its total assets in qualifying assets consisting of eligible portfolio companies as defined in the 1940 Act and certain other assets including cash and cash equivalents.

An eligible portfolio company generally is a United States company that is not an investment company and that:

*	does not have a class of securities registered on an exchange or included in the Federal Reserve Board's over-the-counter margin list;
*              is actively controlled by a BDC and has an affiliate of a BDC on its board of directors; or
*              meets such other criteria as may be established by the SEC

Control under the 1940 Act is presumed to exist where a BDC owns more than 25% of the outstanding voting securities of the eligible portfolio company. We may or may not control our portfolio companies. An example of an eligible portfolio company is a new start up company or a privately owned company that has not yet gone public by selling its shares in the open market and has not applied to have its shares listed on a nationally recognized exchange such as the NYSE the American Stock Exchange, National Association of Securities Dealers' Automated Quotation System, or the National Market System.  An eligible portfolio company can also be one which is subject to filing, has filed, or has recently emerged from reorganization protection under Chapter 11 of the Bankruptcy Code.

A BDC may invest the remaining 30% of its total assets in non-qualifying assets, including companies that are not eligible portfolio companies.  The foregoing percentages will be determined, in the case of financings in which a BDC commits to provide financing prior to funding the commitment, by the Amount of the BDC's total assets represented by the value of the maximum amount of securities to be issued by the borrower or lessee to the BDC pursuant to such commitment.   As a BDC, we must invest at least 70% of our total assets in qualifying assets but may invest more in such qualifying assets.

These and other regulatory requirements and limitations have made it difficult to develop our business model and our Board of Directors has determined that the Company and its shareholders will be better served if we terminate the BDC election by filing a Form N54-C with the SEC.  We may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC without the approval of the holders of a majority of our outstanding voting stock as defined under the 1940 Act.  Shareholders representing 57.5 percent of the outstanding common stock have voted by written consent to terminate the BDC election, which will be effective 20 days after this Information Statement to our shareholders, at which time we will file the Form N54-C.

APPROVAL OF THE PROPOSALS

Shareholders representing 57.5 percent of the outstanding voting stock of the Company have approved all of the Proposals by written consent, and the Proposals will be effective 20 days after this Information Statement is first mailed to our shareholders.

NO PROXIES ARE BEING REQUESTED FROM SHAREHOLDERS AND WE REQUEST THAT YOU NOT SEND PROXIES TO US.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO THE MATTERS TO BE ACTED UPON.

Other than their election to the offices for which they are nominated, no person has an interest in or has expressed any opposition to the matters contained in the Proposals.

DELIVERY OF DOCUMENTS:

This Information Statement is being mailed to all shareholders of record as of June 15, 2010 and will be mailed on or about July 12, 2010.  If two or more shareholders share the same address, then only one Information Statement will be mailed to the common address unless we have received instructions to the contrary from one of the shareholders with the common address.

A copy of our Annual Report on Form 10-K for the year ended December 31, 2009 and out Quarterly Report for the quarterly period ended March 31, 2010, is available on the SEC website at www.sec.gov and a copy of this Information Statement and our Annual Report on Form 10-K for the year ended December 31, 2009 and out Quarterly Report for the quarterly period ended March 31, 2010 will be mailed on request to any shareholder by calling or writing the following:

American Development & Investment Fund, Inc.
1365 N. Courtenay Parkway, Suite A
Merritt Island, Fl 32953
Telephone 321.452.9091

ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q (the “1934 Act Filings”) with the Securities and Exchange Commission (the “Commission”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

EFFECTIVE DATE OF THE PROPOSALS

Pursuant to Rule 14c-2 under the Exchange Act, the proposals described herein shall not be effective until a date at least twenty (20) days after the date on which this Information Statement has been mailed or given to the Stockholders. The Company anticipates that the actions contemplated hereby will be effective on or about the close of business on August 2, 2010 or as soon thereafter and is practicable.

By Order of the Board of Directors

/s/ Gary D. Lewis
Gary D. Lewis
Chairman & Chief Executive Officer

SCHEDULE A
AMENDMENT TO ARTICLES OF INCORPORATION

ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION
OF
AMERICAN DEVELOPMENT & INVESTMENT FUND, INC.

1.	Article 1 of the Articles of Incorporation is hereby amended to read as follows:

The name of this corporation is American BioCare, Inc.

DATED THIS _12th____ DAY OF July, 2010.

By authority of the Board of Directors.

________________________________________
GARY D. LEWIS, CHAIRMAN AND CEO

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SCHEDULE B

CERTIFICATE OF DESIGNATION
FOR
SERIES A AND SERIES B COMMON STOCK

CERTIFICATE OF DESIGNATION
of
SERIES A COMMON STOCK
and
SERIES B COMMON STOCK
of
AMERICAN DEVELOPMENT & INVESTMENT FUND, INC.

Pursuant to Section 78.195 of the
Revised Statutes of the State of Nevada

AMERICAN DEVELOPMENT & INVESTMENT FUND, INC., a corporation organized and existing under the laws of the State of Nevada (the “Corporation”), does hereby certify that, pursuant to the authority conferred on its board of directors (the “Board of Directors”) by its articles of incorporation (the “Articles of Incorporation”), as amended, and in accordance with Section 78.195 of the Revised Statutes of the State of Nevada (“NRS”), the Board of Directors adopted the following resolution establishing a series of 104,000,000 shares of Common Stock of the Corporation designated as “Series A Common Stock” and 46,000,000 shares of Common Stock of the Corporation designated as “Series B Common Stock”.

1.  Designation and Amount.  There shall be two series or classes of Common Stock, one  designated as “Series A Common Stock,” the number of common shares constituting such series being 146,000,000 shares of common stock, and the other designated as “Series B Common Stock,” the number of common shares constituting such series being ,000,000. The series A Common Stock and the Series B Common Stock are sometimes referred to collectively as the “Common Stock”.

2.  Par Value and Face Value.  The par value of each share of Common Stock shall be $.001.

3.  Rank.  The two series of Common Stock shall rank as herein designated as to payment of dividends and as to distributions of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary as provided herein.

4.  Dividends.  If any dividend or other distribution payable in cash, securities or other property, including a dividend payable in shares of Common Stock, is declared on the Common Stock, the total dividend or other distribution shall be divided into two, one representing 65 percent of the total dividend or other distribution (the “Series A Portion”) and the other representing 35 percent of the total dividend or other distribution (the “Series B Portion”).  Each holder of shares of Series A Common Stock on the record date for such dividend or distribution shall be entitled to receive on the date of payment or distribution of such dividend or other distribution an amount equal to the Series A Portion multiplied by the percentage of the Series A shares outstanding at the record represented by the Series A shares held by each such holder on the record date.   Each holder of shares of Series B Common Stock on the record date for such dividend or distribution shall be entitled to receive on the date of payment or distribution of such dividend or other distribution an amount equal to the Series B Portion multiplied by the percentage of the Series B shares outstanding at the record represented by the Series B shares held by each such holder on the record date.

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5.  Liquidation Preference.  In the event of any voluntary or involuntary liquidation, dissolution, or winding-up of the Corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of any series of preferred stock having a priority on liquidation superior to that of the Common Stock, the holders of shares of Series A Common Stock shall be entitled to receive 65 percent of the remaining assets of the Corporation available for distribution to its common shareholders, ratably with the other holders of Series A Common Stock in proportion to the number of shares of Series A Common Stock held by them, and the holders of shares of Series B Common Stock shall be entitled to receive 35 percent of the remaining assets of the Corporation available for distribution to its common shareholders, ratably with the other holders of Series B Common Stock in proportion to the number of shares of Series B Common Stock held by them.  A liquidation, dissolution, or winding-up of the Corporation, as such terms are used in this Section 5, shall not be deemed to be occasioned by or to include any merger of the Corporation with or into one or more corporations or other entities, any acquisition or exchange of the outstanding shares of one or more Series or series of the Corporation, or any sale, lease, exchange, or other disposition of all or a part of the assets of the Corporation..

6.           Voting Rights.  Except as otherwise required by law, the shares of Common Stock shall vote by series, with the Series A Common Stock having 65 percent of the total vote by Series, and the Series B Common Stock having 35 percent of the total vote by Series

7. Adjustment of Rights.  In the event that Series B Common Stock shares are hereafter redeemed by the Corporation, or a holder of Series B Common Stock elects to convert Series B Common Stock into Series A Common Stock as hereafter provided, the Series A Portion and the Series B Portion, as defined in Paragraph 4, and the percentage allocations contained in Paragraphs 5 and 6, shall be adjusted, by reducing the Series B Portion and the 35 percent allocation in Paragraphs 5 and 6 in accordance with the following formula:.

35% x number of Series B shares redeemed or converted
                       Total Series B Shares

For purposes of applying the formula, the Total Series B Shares shall be equal to the number of Series B Shares outstanding on the date which is ninety (90) days after the date of filing of this Certificate of Designation.  As a result of the formula, the 35 percent figure will be reduced to zero when and if all Series B Common Stock shares have been redeemed or converted, and thereafter all payments of dividends and to distributions of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary and all voting rights, shall belong exclusively to the Shares of Class A Common Stock.

8.  Conversion Provisions.

(a) Conversion at Option of Holders.  Provided that, and only to the extent that, the Corporation has a sufficient number of shares of authorized, but unissued and unreserved, Series A Common Stock available to issue upon conversion, each share of Series B Common Stock not previously redeemed, shall be convertible beginning from the date of the initial establishment of the Series B Common Stock by the filing of this Certificate of Designation, at the option of the holder thereof, into fully paid and non-assessable shares of Series A Common Stock, at the rate of one (1) shares of Series B Common Stock for one (1) shares of Series A Common Stock.

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(b)  Conversion at Option of Corporation.  The Corporation shall have no option to convert the Series B Common Stock except for the case of mandatory conversion as provided hereafter.

(c) Mechanics of Conversion.

(i) Optional Conversion. Any holder of shares of Series B Common Stock desiring to convert such shares into Series A Common Stock shall surrender the certificate or certificates for such shares of Series B Common Stock at the office of the transfer agent for the Common Stock, which certificate or certificates, if the Corporation shall so require, shall be duly endorsed to the Corporation or in blank, or accompanied by proper instruments of transfer to the Corporation or in blank, accompanied by irrevocable written notice to the Corporation that the holder elects so to convert such shares of Series B Common Stock and specifying the name or names (with address) in which a certificate or certificates for Series A Common Stock are to be issued.

Any unpaid dividends on shares of Series B Common Stock surrendered for conversion shall be paid upon the conversion of any shares of Series B Common Stock by issuing additional shares of Series A Common Stock with an aggregate value (as defined below) equal to all accrued and unpaid dividends on the shares of Series B Common Stock converted.

The Corporation will, as soon as practicable after such deposit of certificates for Series B Common Stock accompanied by the written notice and compliance with any other conditions herein contained, deliver at the office of the transfer agent to the person for whose account such shares of Series B Common Stock were so surrendered, or to his nominee or nominees, certificates for the number of full shares of Series A Common Stock to which he shall be entitled as aforesaid, together with a cash adjustment of any fraction of a share as hereinafter provided.  Subject to the following provisions of this paragraph, such conversion shall be deemed to have been made as of the date of such surrender of the shares of Series B Common Stock to be converted, and the person or person entitled to receive the Series A Common Stock deliverable upon conversion of such Series B Common Stock shall be treated for all purposes as the record holder or holders of such Series A Common Stock on such date; provided, however, that the Corporation shall not be required to convert any shares of Series B Common Stock while the stock transfer books of the Corporation are closed for any purpose, but the surrender of Series B Common Stock for conversion during any period while such books are so closed shall become effective for conversion immediately upon the reopening of such books as if the surrender had been made on the date of such reopening, and the conversion shall be at the conversion rate in effect on such date.

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(ii)  Mandatory Conversion.  Any Series B Common Stock not previously redeemed or converted as provided herein, shall convert to Series A Common Stock automatically after five (5) years and one day from the date of the initial establishment of the Series B Common Stock by the filing of this Certificate of Designation, in accordance with the conversion formula contained in Paragraph 8(a), and the Corporation shall give direction to the transfer agent for the corporation to cancel the remaining certificates on the books of the Corporation and to issue the appropriate number of shares of Series A Common Stock to the holders of the converted Series B Common Stock, in the names and at the addresses of the holders of the redeemed Series B Common Stock on the transfer records of the Corporation.

(d) Changes in Conversion Rate.  The Corporation from time to time may increase the conversion rate by any amount for any period of time if the period is at least 20 days and if the increase is irrevocable during the period. Whenever the conversion rate is so increased, the Corporation shall mail to holders of record of the Series B Common Stock a notice of the increase at least 15 days before the date the increased conversion rate takes effect, and such notice shall state the increased conversion rate and the period it will be in effect.

The Corporation may make such increases in the conversion rate, in addition to those required or allowed by this Section 8, as shall be determined by it, as evidenced by a resolution of the Board of Directors, to be advisable in order to avoid or diminish any income tax to holders of Series B Common Stock resulting from any dividend or distribution of stock or issuance of rights or warrants to purchase or subscribe for stock or from any event treated as such for income tax purposes.

9.  Protective Provisions.

(a) Reservation of Shares; Transfer Taxes; Etc.  The Corporation shall at all times reserve and keep available, out of its authorized and unissued stock, solely for the purpose of effecting the conversion of the Series B Common Stock, such number of shares of its Series A Common Stock free of preemptive rights as shall from time to time be sufficient to effect the conversion of all shares of Series B Common Stock from time to time outstanding.  The Corporation shall from time to time, in accordance with the laws of the State of Nevada, increase the authorized number of shares of Common Stock if at any time the number of shares of Series A Common Stock not outstanding shall not be sufficient to permit the conversion of all the then outstanding shares of Series B Common Stock.

If any shares of Series A Common Stock required to be reserved for purposes of conversion of the Series B Common Stock hereunder require registration with or approval of any governmental authority under any Federal or State law before such shares may be issued upon conversion, the Corporation will in good faith and as expeditiously as possible endeavor to cause such shares to be duly registered or approved, as the case may be.

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The Corporation will pay any and all issue or other taxes that may be payable in respect of any issue or delivery of shares of Series A Common Stock on conversion of the Series B Common Stock.  The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of Series A Common Stock (or other securities or assets) in a name other than that which the shares of Series B Common Stock so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

(b)  Prior Notice of Certain Events.  In case:

(i) the Corporation shall (1) declare any dividend (or any other distribution) on its Common Stock, other than (A) a dividend payable in shares of Common Stock or (B) a dividend payable in cash out of its retained earnings other than any special or nonrecurring or other extraordinary dividend or (2) declare or authorize a redemption or repurchase of in excess of 10% of the than-outstanding shares of Common Stock; or

(ii) the Corporation shall authorize the granting to the holders of Common Stock of rights or warrants to subscribe for or purchase any shares of stock of any Series or of any other rights or warrants; or

(iii) of any reclassification of Common Stock (other than a subdivision or combination of the outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value), or of any consolidation or merger to which the Corporation is a party and for which approval of any stockholders of the Corporation shall be required, or of the sale or transfer of all or substantially all of the assets of the Corporation or of any compulsory share exchange whereby the Series B Common Stock is converted into other securities, cash or other property; or

(iv) of the voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then the Corporation shall cause to be filed with the transfer agent for the Common Stock, and shall cause to be mailed to the holders of record of the Series B Common Stock, at their last address as they shall appear upon the stock transfer books of the Corporation, at least 15 days prior to the applicable record date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption or granting of rights or warrants or, if a record is not to be taken, the date as of which the holders of Series B Common Stock of record to be entitled to such dividend, distribution, redemption, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Series B Common Stock of record shall be entitled to exchange their shares of Series B Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up (but no failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the corporate action required to be specified in such notice).

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(c) Series Voting Rights.  So long as the Series B Common Stock is outstanding, the Corporation shall not, without the affirmative vote or consent of the holders of at least a majority of all outstanding Series B Common Stock voting separately as a class, (i) amend, alter or repeal (by merger or otherwise) any provision of the Articles of Incorporation or the By-Laws of the Corporation, as amended, so as adversely to affect the relative rights, preferences, qualifications, limitations or restrictions of the Series B Common Stock, (ii) authorize or issue, or increase the authorized amount of, any additional class or series of stock, or any security convertible into stock of such class or series, ranking prior to the Series B Common Stock in respect of the payment of dividends or upon liquidation, dissolution or winding up of the Corporation or (iii) effect any reclassification of the Series B Common Stock.  A class vote on the part of the Series B Common Stock shall, without limitation, specifically not be deemed to be required (except as otherwise required by law or resolution of the Corporation’s Board of Directors) in connection with: (a) the authorization, issuance or increase in the authorized amount of any shares of any other class or series of stock which ranks junior to, or on a parity with, the Series B Common Stock in respect of the payment of dividends and distributions upon liquidation, dissolution or winding up of the Corporation; or (b) the authorization, issuance or increase in the amount of any bonds, mortgages, debentures or other obligations of the Corporation.

The affirmative vote or consent of the holders of a majority of the outstanding Common Stock, voting or consenting as a class, shall be required to (a) authorize any sale, lease or conveyance of all or substantially all of the assets of the Corporation, or (b) approve any merger, consolidation or compulsory share exchange of the Corporation with or into any other person unless (i) the terms of such merger, consolidation or compulsory share exchange do not provide for a change in the terms of the Common Stock and (ii) the Common Stock is, after such merger, class or series of capital stock authorized by the surviving corporation as to dividends and upon liquidation, dissolution or winding up other than any class or series of stock of the Corporation outstanding as Class B Common Stock.

10.  Outstanding Shares.  For purposes of this Certificate of Designation, all shares of Common Stock shall be deemed outstanding except (i) from the date of surrender of certificates representing shares of Common Stock, all shares of Series B Common Stock converted into Series A Common Stock, and (ii) from the date of registration of transfer, all shares of Common Stock held of record by the Corporation or any subsidiary of the Corporation.

11.  Securities Not Registered Under the Securities Act of 1933.  Neither the shares of Common Stock nor the Series A Common Stock issuable upon conversion thereof has been registered under the Securities Act of 1933 or the laws of any state of the United States and may not be transferred without such registration or an exemption from registration.

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(a) Restrictive Legends.  Each share of Common Stock and each certificate for Series A Common Stock issued upon the conversion of any shares of Series B Common Stock, and each Common stock certificate issued upon the transfer of any such shares of Common Stock (except as otherwise permitted by this Section 11), shall be stamped or otherwise imprinted with a legend in substantially the following form:

“The securities represented hereby have not been registered under the Securities Act of 1933.  Such securities may not be sold or transferred in the absence of such registration or an exemption therefrom under said Act.”

(b) Notice of Proposed Transfer; Opinions of Counsel.  Except as provided in paragraph (c) of this Section 11, prior to any transfer of any such shares of Series B Common Stock, the holder thereof will give written notice to the Corporation of such holder’s intention to effect such transfer and to comply in all other respects with this Section 11.  Each such notice (A) shall describe the manner and circumstances of the proposed transfer in sufficient detail to enable counsel to render the opinions referred to below, and (B) shall designate counsel for the holder giving such notice (who may be house counsel for such holder).  The holder giving such notice will submit a copy thereof to the counsel designated in such notice and the Corporation will promptly submit a copy thereof to its counsel, and the following provisions shall apply:

(i) If in the opinion of each such counsel the proposed transfer of such shares of Series B Common Stock may be effected without registration under the Act, the Corporation will promptly notify the holder thereof and such holder shall thereupon be entitled to transfer such shares of Series B Common Stock in accordance with the terms of the notice delivered by such holder to the Corporation.  Each share of Series B Common Stock or certificate, if any, issued upon or in connection with such transfer shall bear the appropriate restrictive legend set forth in paragraph (a) of this Section 11, unless in the opinion of each such counsel such legend is no longer required to insure compliance with the Act.  If for any reason counsel for the Corporation (after having been furnished with the information required to be furnished by this paragraph (b)) shall fail to deliver an opinion of the Corporation, or the Corporation shall fail to notify such holder thereof as aforesaid, within 20 days after counsel for such holder shall have delivered its opinion to such holder (with a copy to the Corporation), then for all purposes of this Certificate of Designation the opinion of counsel for the Corporation shall be deemed to be the same as the opinion of counsel for such holder.

(ii)           If in the opinion of either or both of such counsel the proposed transfer of such shares of Series B Common Stock may not be effected without registration under the Act, the Corporation will promptly so notify the holder thereof and thereafter such holder shall not be entitled to transfer such share of Series B Common Stock until receipt of a further notice from the Corporation under subparagraph (i) above or until registration of such Series B Common stock under the Act has become effective.

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12.  Preemptive Rights.  The Common Stock is not entitled to any preemptive or subscription rights in respect of any securities of the Corporation.

13.  Severability of Provisions.  Whenever possible, each provision hereof shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision hereof is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only the extent of such prohibition or invalidity, without invalidating or otherwise adversely affecting the remaining provisions hereof.  If a court of competent jurisdiction should determine that a provision hereof would be valid or enforceable if a period of time were extended or shortened or a particular percentage were increased or decreased, then such court may make such change as shall be necessary to render the provision in question effective and valid under applicable law.

IN WITNESS WHEREOF, American Development & Investment Fund, Inc. has caused this certificate to be signed by its Chief Executive Officer, as of the _12th__ day of July, 2010.

American Development & Investment Fund, Inc.

By:
     Gary D. Lewis, Chairman & CEO

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SCHEDULE C

2010 EMPLOYEES, DIRECTORS AND CONSULTANTS

AMERICAN BIOCARE, INC.
2010 EMPLOYEE, DIRECTOR AND CONSULTANT STOCK PLAN

1.	DEFINITIONS.

Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this Employee, Director and Consultant Stock Plan, have the following meanings:

Administrator means the Board of Directors, unless it has delegated power to act on its behalf to the Committee, in which case the Administrator means the Committee.

Affiliate means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

Agreement means an agreement between the Company and a Participant delivered pursuant to the Plan, in such form as the Administrator shall approve.

Board of Directors means the Board of Directors of the Company.

Code means the United States Internal Revenue Code of 1986, as amended.

Committee means the committee of the Board of Directors to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan.

Common Stock means shares of the Company’s Series A Common Stock, $0.001 par value per share.

Company means American BioCare, Inc., a Nevada corporation

Disability or Disabled means permanent and total disability as defined in Section 22(e)(3) of the Code.

Employee means any employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Stock Rights under the Plan.

Fair Market Value of a Share of Common Stock means:

(1) If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing or last price of the Common Stock on the composite tape or other comparable reporting system for the trading day that is the applicable date;

(2) If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the trading day that is the applicable date; and

(3) If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine.

ISO means an option meant to qualify as an incentive stock option under Section 422 of the Code.

Non-Qualified Option means an option which is not intended to qualify as an ISO.

Option means an ISO or Non-Qualified Option granted under the Plan.

Participant means an Employee, director or consultant of the Company or an Affiliate to whom one or more Stock Rights are granted under the Plan. As used herein, “Participant” shall include “Participant’s Survivors” where the context requires.

Plan means this 2101 Employee, Director and Consultant Stock Plan.

Shares means shares of the Common Stock as to which Stock Rights have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan. The Shares issued under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.

Stock-Based Award means a grant by the Company under the Plan of an equity award or an equity based award which is not an Option or a Stock Grant.

Stock Grant means a grant by the Company of Shares under the Plan.

Stock Right means a right to Shares or the value of Shares of the Company granted pursuant to the Plan—an ISO, a Non-Qualified Option, a Stock Grant or a Stock-Based Award.

Substitute Awards shall mean Stock Rights granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or with which the Company combines.

Survivor means a deceased Participant’s legal representatives and/or any person or persons who acquired the Participant’s rights to a Stock Right by will or by the laws of descent and distribution.

2.	PURPOSES OF THE PLAN.

The Plan is intended to encourage ownership of Shares by Employees and directors of and certain consultants to the Company in order to attract and retain such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of ISOs, Non-Qualified Options, Stock Grants and Stock-Based Awards.

3.	SHARES SUBJECT TO THE PLAN.

a. Subject to adjustment as provided in Paragraph 24, a total of two million (2,000,000) Shares shall be authorized for grant under the Plan.

b. If (i) any Shares subject to a Stock Right are forfeited, a Stock Right expires or a Stock Right is settled for cash (in whole or in part), the Shares subject to such Stock Right shall, to the extent of such forfeiture, expiration or cash settlement, again be available for Stock Rights under the Plan, in accordance with Paragraph 3.d. below. Notwithstanding anything to the contrary contained herein, the following Shares shall not be added to the Shares authorized for grant under paragraph (a) of this Paragraph: (i) Shares tendered by the Participant or withheld by the Company in payment of the purchase price of an Option, or to satisfy any tax withholding obligation with respect to a Stock Right, and (ii) Shares subject to a stock appreciation right that are not issued in connection with its stock settlement on exercise thereof and (iii) Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options.

c. Substitute Awards shall not reduce the Shares authorized for grant under the Plan or the applicable limitations applicable to a Participant under Paragraph 30.e., nor shall Shares subject to a Substitute Award again be available for Stock Rights under the Plan to the extent of any forfeiture, expiration or cash settlement as provided in subparagraph b. above. Additionally, in the event that a company acquired by the Company or any subsidiary or with which the Company or any subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Stock Rights under the Plan and shall not reduce the Shares authorized for grant under the Plan; provided that Stock Rights using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.

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4.	ADMINISTRATION OF THE PLAN.

The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to the Committee, in which case the Committee shall be the Administrator. Subject to the provisions of the Plan, the Administrator is authorized to:

a.	Interpret the provisions of the Plan and all Stock Rights and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

b.	Determine which Employees, directors and consultants shall be granted Stock Rights;

c.
Determine the number of Shares for which a Stock Right or Stock Rights shall be granted, provided, however, that in no event shall Stock Rights with respect to more than 200,000 Shares be granted to any Participant in any fiscal year;

d.	Specify the terms and conditions upon which a Stock Right or Stock Rights may be granted;

e.
Make changes to any outstanding Stock Right, including, without limitation, to accelerate the vesting schedule or extend the expiration date, provided that no such change shall impair the rights of a Participant under any grant previously made without such Participant’s consent; however, the Committee shall not without the approval of the Company’s stockholders (a) lower the exercise price per Share of an Option or stock appreciation right after it is granted, (b) cancel an Option or stock appreciation right when the exercise price per Share exceeds the Fair Market Value of one Share in exchange for cash or another Stock Right (other than as provided in Paragraph 24 or a Substitute Award), or (c) take any other action with respect to an Option or stock appreciation right that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Shares are traded;

f.
Buy out for a payment in cash or Shares, a Stock Right previously granted and/or cancel any such Stock Right and grant in substitution therefor other Stock Rights, except as prohibited under Subparagraph 4.e., based on such terms and conditions as the Administrator shall establish and the Participant shall accept; and

g.
Adopt any sub-plans applicable to residents of any specified jurisdiction as it deems necessary or appropriate in order to comply with or take advantage of any tax or other laws applicable to the Company or to Plan Participants or to otherwise facilitate the administration of the Plan, which sub-plans may include additional restrictions or conditions applicable to Stock Rights or Shares issuable pursuant to a Stock Right.

provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of preserving the tax status under Section 422 of the Code of those Options which are designated as ISOs. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Stock Right granted under it shall be final, conclusive and binding on all persons or entities, including the Company and any Participant, unless otherwise determined by the Board of Directors, if the Administrator is the Committee. In addition, if the Administrator is the Committee, the Board of Directors may take any action under the Plan that would otherwise be the responsibility of the Committee.

To the extent permitted under applicable law, the Board of Directors or the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person selected by it. The Board of Directors or the Committee may revoke any such allocation or delegation at any time.

5.	ELIGIBILITY FOR PARTICIPATION.

The Administrator will, in its sole discretion, name the Participants in the Plan, provided, however, that each Participant must be an Employee, director or consultant of the Company or of an Affiliate at the time a Stock Right is granted. Notwithstanding the foregoing, the Administrator may authorize the grant of a Stock Right to a person not then an Employee, director or consultant of the Company or of an Affiliate; provided, however, that the actual grant of such Stock Right shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Agreement evidencing such Stock Right. ISOs may be granted only to Employees. Non-Qualified Options, Stock Grants and Stock-Based Awards may be granted to any Employee, director or consultant of the Company or an Affiliate. The granting of any Stock Right to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Stock Rights.

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Each Option shall be set forth in writing in an Option Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Administrator may provide that Options be granted subject to such terms and conditions, consistent with the terms and conditions specifically required under this Plan, as the Administrator may deem appropriate including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments thereto. The Option Agreements shall be subject to at least the following terms and conditions:

A. Non-Qualified Options: Each Option intended to be a Non-Qualified Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non-Qualified Option:

a.
Option Price: Each Option Agreement shall state the option price (per share) of the Shares covered by each Option, which option price shall be determined by the Administrator but shall not be less than the Fair Market Value per share of Common Stock (other than for a Substitute Award).

b.	Number of Shares: Each Option Agreement shall state the number of Shares to which it pertains.

c.
Option Periods: Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain conditions or the attainment of stated goals or events. The term of each Option shall be fixed by the Committee in its sole discretion; provided that no Option shall be exercisable after the expiration of ten (10) years from the date the Option is granted.

d.
Option Conditions: Exercise of any Option may be conditioned upon the Participant’s execution of a Share purchase agreement in form satisfactory to the Administrator providing for certain protections for the Company and its other shareholders, including requirements that:

i.	The Participant’s or the Participant’s Survivors’ right to sell or transfer the Shares may be restricted; and

ii.	The Participant or the Participant’s Survivors may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.

e.
An Agreement may provide that if on the last day of the term of an Option the Fair Market Value of one Share exceeds the option price per Share, the Participant has not exercised the Option and the Option has not expired, the Option shall be deemed to have been exercised by the Participant on such day with payment made by withholding Shares otherwise issuable in connection with the exercise of the Option. In such event, the Company shall deliver to the Participant the number of Shares for which the Option was deemed exercised, less the number of Shares required to be withheld for the payment of the total purchase price and required withholding taxes; provided, however, any fractional Share shall be settled in cash.

B. ISOs: Each Option intended to be an ISO shall be issued only to an Employee and be subject to the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Section 422 of the Code and relevant regulations and rulings of the Internal Revenue Service:

a.	Minimum standards: The ISO shall meet the minimum standards required of Non-Qualified Options, as described in Paragraph 6(A) above, except clauses (a) and (e) thereunder.

b.	Option Price: Immediately before the ISO is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Section 424(d) of the Code:

i.
10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, the Option price per share of the Shares covered by each ISO shall not be less than 100% of the Fair Market Value per share of the Shares on the date of the grant of the Option; or

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ii.
More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, the Option price per share of the Shares covered by each ISO shall not be less than 110% of the Fair Market Value on the date of grant.

c.	Term of Option: For Participants who own:

i.
10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide; or

ii.
More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than five years from the date of the grant or at such earlier time as the Option Agreement may provide.

d.
Limitation on Yearly Exercise: The Option Agreements shall restrict the amount of ISOs which may become exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined at the time each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed $100,000.

7.	TERMS AND CONDITIONS OF STOCK GRANTS.

Each offer of a Stock Grant to a Participant shall state the date prior to which the Stock Grant must be accepted by the Participant, and the principal terms of each Stock Grant shall be set forth in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards:

(a) Each Agreement shall state the purchase price (per share), if any, of the Shares covered by each Stock Grant, which purchase price shall be determined by the Administrator but shall not be less than the minimum consideration required by the Nevada General Corporation Law on the date of the grant of the Stock Grant;

(b) Each Agreement shall state the number of Shares to which the Stock Grant pertains; and

(c) Each Agreement shall include the terms of any right of the Company to restrict or reacquire the Shares subject to the Stock Grant, including the time and events upon which such rights shall accrue and the purchase price therefore, if any.

8.	TERMS AND CONDITIONS OF OTHER STOCK-BASED AWARDS.

The Board shall have the right to grant other Stock-Based Awards based upon the Common Stock having such terms and conditions as the Board may determine, including, without limitation, the grant of Shares based upon certain conditions, the grant of securities convertible into Shares and the grant of stock appreciation rights, dividend equivalent rights, phantom stock awards, or stock units. Dividend equivalent rights may not be granted in connection with an Option or stock appreciation right. The principal terms of each Stock-Based Award shall be set forth in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company. In the case of a stock appreciation right, the grant price (per share) of the Shares covered by each stock appreciation right shall not be less than the Fair Market Value per share of Common Stock (other than for a Substitute Award), and no stock appreciation right shall be exercisable after the expiration of ten (10) years from the date the stock appreciation right is granted.

9.	EXERCISE OF OPTIONS AND ISSUE OF SHARES.

An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company or its designee, together with provision for payment of the full purchase price in accordance with this Paragraph for the Shares as to which the Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement. Such notice shall be signed by the person exercising the Option, shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement. Payment of the purchase price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock having a Fair Market Value equal as of the date of the exercise to the cash exercise price of the Option, or (c) at the discretion of the Administrator, by having the Company retain from the shares otherwise issuable upon exercise of the Option, a number of shares having a Fair Market Value equal as of the date of exercise to the exercise price of the Option, or (d) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator, or (e) at the discretion of the Administrator, by any combination of (a), (b), (c) and (d) above or (f) at the discretion of the Administrator, payment of such other lawful consideration as the Administrator may determine. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.

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The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant’s Survivors, as the case may be). In determining what constitutes “reasonably promptly,’’ it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky’’ laws) which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be fully paid, non-assessable Shares.

The Administrator shall have the right to accelerate the date of exercise of any installment of any Option; provided that the Administrator shall not accelerate the exercise date of any installment of any Option granted to an Employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to Paragraph 27) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6.B.d.

The Administrator may, in its discretion, amend any term or condition of an outstanding Option provided (i) such term or condition as amended is permitted by the Plan, (ii) any such amendment shall be made only with the consent of the Participant to whom the Option was granted, or in the event of the death of the Participant, the Participant’s Survivors, if the amendment is adverse to the Participant, and (iii) any such amendment of any Option shall be made only after the Administrator determines whether such amendment would constitute a “modification” of any Option which is an ISO (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holder of such Option including, but not limited to, pursuant to Section 409A of the Code.

10.	ACCEPTANCE OF STOCK GRANTS AND STOCK-BASED AWARDS AND ISSUE OF SHARES.

A Stock Grant or Stock-Based Award (or any part or installment thereof) shall be accepted by executing the applicable Agreement and delivering it to the Company or its designee, together with provision for payment of the full purchase price, if any, in accordance with this Paragraph for the Shares as to which such Stock Grant or Stock-Based Award is being accepted, and upon compliance with any other conditions set forth in the applicable Agreement. Payment of the purchase price for the Shares as to which such Stock Grant or Stock-Based Award is being accepted shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock having a Fair Market Value equal as of the date of acceptance of the Stock Grant or Stock Based-Award to the purchase price of the Stock Grant or Stock-Based Award, or (c) at the discretion of the Administrator, by delivery of the grantee’s personal recourse note bearing interest payable not less than annually at no less than 100% of the applicable Federal rate, as defined in Section 1274(d) of the Code, or (d) at the discretion of the Administrator, by any combination of (a), (b) and (c) above; or (e) at the discretion of the Administrator, payment of such other lawful consideration as the Administrator may determine.

The Company shall then, if required by the applicable Agreement, reasonably promptly deliver the Shares as to which such Stock Grant or Stock-Based Award was accepted to the Participant (or to the Participant’s Survivors, as the case may be), subject to any escrow provision set forth in the applicable Agreement. In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance.

The Administrator may, in its discretion, amend any term or condition of an outstanding Stock Grant, Stock-Based Award or applicable Agreement provided (i) such term or condition as amended is permitted by the Plan, and (ii) any such amendment shall be made only with the consent of the Participant to whom the Stock Grant or Stock-Based Award was made, if the amendment is adverse to the Participant.

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11.	RIGHTS AS A SHAREHOLDER.

No Participant to whom a Stock Right has been granted shall have rights as a shareholder with respect to any Shares covered by such Stock Right, except after due exercise of the Option or acceptance of the Stock Grant or as set forth in any Agreement, and tender of the full purchase price, if any, for the Shares being purchased pursuant to such exercise or acceptance and registration of the Shares in the Company’s share register in the name of the Participant.

12.	ASSIGNABILITY AND TRANSFERABILITY OF STOCK RIGHTS.

By its terms, a Stock Right granted to a Participant shall not be transferable by the Participant other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, an ISO transferred except in compliance with clause (i) above shall no longer qualify as an ISO. The designation of a beneficiary of a Stock Right by a Participant, with the prior approval of the Administrator and in such form as the Administrator shall prescribe, shall not be deemed a transfer prohibited by this Paragraph. Except as provided above, a Stock Right shall only be exercisable or may only be accepted, during the Participant’s lifetime, by such Participant (or by his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Stock Right or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon a Stock Right, shall be null and void.

13.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE OTHER THAN “FOR CAUSE” OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement, in the event of a termination of service (whether as an employee, director or consultant) with the Company or an Affiliate before the Participant has exercised an Option, the following rules apply:

a.
A Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate (for any reason other than termination “for cause”, Disability, or death for which events there are special rules in Paragraphs 14, 15, and 16, respectively), may exercise any Option granted to him or her to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in a Participant’s Option Agreement.

b.
Except as provided in Subparagraph (c) below, or Paragraph 15 or 16, in no event may an Option intended to be an ISO, be exercised later than three months after the Participant’s termination of employment.

c.
The provisions of this Paragraph, and not the provisions of Paragraph 15 or 16, shall apply to a Participant who subsequently becomes Disabled or dies after the termination of employment, director status or consultancy; provided, however, in the case of a Participant’s Disability or death within three months after the termination of employment, director status or consultancy, the Participant or the Participant’s Survivors may exercise the Option within one year after the date of the Participant’s termination of service, but in no event after the date of expiration of the term of the Option.

d.
Notwithstanding anything herein to the contrary, if subsequent to a Participant’s termination of employment, termination of director status or termination of consultancy, but prior to the exercise of an Option, the Board of Directors determines that, either prior or subsequent to the Participant’s termination, the Participant engaged in conduct which would constitute “cause”, then such Participant shall forthwith cease to have any right to exercise any Option.

e.
A Participant to whom an Option has been granted under the Plan who is absent from the Company or an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

f.
Except as required by law or as set forth in a Participant’s Option Agreement, Options granted under the Plan shall not be affected by any change of a Participant’s status within or among the Company and any Affiliates, so long as the Participant continues to be an employee, director or consultant of the Company or any Affiliate.

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14.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE “FOR CAUSE”.

Except as otherwise provided in a Participant’s Option Agreement, the following rules apply if the Participant’s service (whether as an employee, director or consultant) with the Company or an Affiliate is terminated “for cause” prior to the time that all his or her outstanding Options have been exercised:

a.	All outstanding and unexercised Options as of the time the Participant is notified his or her service is terminated “for cause” will immediately be forfeited.

b.
For purposes of this Plan, “cause” shall include (and is not limited to) dishonesty with respect to the Company or any Affiliate, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company, and conduct substantially prejudicial to the business of the Company or any Affiliate. The determination of the Administrator as to the existence of “cause” will be conclusive on the Participant and the Company.

c.
“Cause” is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of “cause” occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute “cause”, then the right to exercise any Option is forfeited.

d.
Any provision in an agreement between the Participant and the Company or an Affiliate, which contains a conflicting definition of “cause” for termination and which is in effect at the time of such termination, shall supersede the definition in this Plan with respect to that Participant.

15.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement:

a.	A Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant:

(i)	To the extent that the Option has become exercisable but has not been exercised on the date of Disability; and

(ii)
In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of Disability of any additional vesting rights that would have accrued on the next vesting date had the Participant not become Disabled. The proration shall be based upon the number of days accrued in the current vesting period prior to the date of Disability.

b.
A Disabled Participant may exercise such rights only within the period ending one year after the date of the Participant’s termination of employment, directorship or consultancy, as the case may be, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not become Disabled and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

c.
The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

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16.	EFFECT ON OPTIONS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Option Agreement:

a.	In the event of the death of a Participant while the Participant is an employee, director or consultant of the Company or of an Affiliate, such Option may be exercised by the Participant’s Survivors:

(i)	To the extent that the Option has become exercisable but has not been exercised on the date of death; and

(ii)
In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of death of any additional vesting rights that would have accrued on the next vesting date had the Participant not died. The proration shall be based upon the number of days accrued in the current vesting period prior to the Participant’s date of death.

b.
If the Participant’s Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

17.	EFFECT OF TERMINATION OF SERVICE ON UNACCEPTED STOCK GRANTS.

In the event of a termination of service (whether as an employee, director or consultant) with the Company or an Affiliate for any reason before the Participant has accepted a Stock Grant, such offer shall terminate.

For purposes of this Paragraph 17 and Paragraph 18 below, a Participant to whom a Stock Grant has been offered and accepted under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

In addition, for purposes of this Paragraph 17 and Paragraph 18 below, any change of employment or other service within or among the Company and any Affiliates shall not be treated as a termination of employment, director status or consultancy so long as the Participant continues to be an employee, director or consultant of the Company or any Affiliate.

18.	EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE OTHER THAN “FOR CAUSE” OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Stock Grant Agreement, in the event of a termination of service (whether as an employee, director or consultant), other than termination “for cause,” Disability, or death for which events there are special rules in Paragraphs 19, 20, and 21, respectively, before all Company rights of repurchase shall have lapsed, then the Company shall have the right to repurchase that number of Shares subject to a Stock Grant as to which the Company’s repurchase rights have not lapsed.

19.	EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE “FOR CAUSE”.

Except as otherwise provided in a Participant’s Stock Grant Agreement, the following rules apply if the Participant’s service (whether as an employee, director or consultant) with the Company or an Affiliate is terminated “for cause”:

a.	All Shares subject to any Stock Grant shall be immediately subject to repurchase by the Company at the purchase price, if any, thereof.

b.
For purposes of this Plan, “cause” shall include (and is not limited to) dishonesty with respect to the employer, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company, and conduct substantially prejudicial to the business of the Company or any Affiliate. The determination of the Administrator as to the existence of “cause” will be conclusive on the Participant and the Company.

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c.
“Cause” is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of “cause’’ occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute “cause,” then the Company’s right to repurchase all of such Participant’s Shares shall apply.

d.
Any provision in an agreement between the Participant and the Company or an Affiliate, which contains a conflicting definition of “cause” for termination and which is in effect at the time of such termination, shall supersede the definition in this Plan with respect to that Participant.

20.	EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Stock Grant Agreement, the following rules apply if a Participant ceases to be an employee, director or consultant of the Company or of an Affiliate by reason of Disability: to the extent the Company’s rights of repurchase have not lapsed on the date of Disability, they shall be exercisable; provided, however, that in the event such rights of repurchase lapse periodically, such rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant through the date of Disability as would have lapsed had the Participant not become Disabled. The proration shall be based upon the number of days accrued prior to the date of Disability. The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

21.	EFFECT ON STOCK GRANTS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Stock Grant Agreement, the following rules apply in the event of the death of a Participant while the Participant is an employee, director or consultant of the Company or of an Affiliate: to the extent the Company’s rights of repurchase have not lapsed on the date of death, they shall be exercisable; provided, however, that in the event such rights of repurchase lapse periodically, such rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant through the date of death as would have lapsed had the Participant not died. The proration shall be based upon the number of days accrued prior to the Participant’s death.

22.	PURCHASE FOR INVESTMENT.

Unless the offering and sale of the Shares to be issued upon the particular exercise or acceptance of a Stock Right shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the “1933 Act”), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

a.
The person(s) who exercise(s) or accept(s) such Stock Right shall warrant to the Company, prior to the receipt of such Shares, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing their Shares issued pursuant to such exercise or such grant:

“The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws.”

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b.
At the discretion of the Administrator, the Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise or acceptance in compliance with the 1933 Act without registration thereunder.

23.	DISSOLUTION OR LIQUIDATION OF THE COMPANY.

Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised and all Stock Grants and Stock-Based Awards which have not been accepted will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant’s Survivors have not otherwise terminated and expired, the Participant or the Participant’s Survivors will have the right immediately prior to such dissolution or liquidation to exercise or accept any Stock Right to the extent that the Stock Right is exercisable or subject to acceptance as of the date immediately prior to such dissolution or liquidation. Upon the dissolution or liquidation of the Company, any outstanding Stock-Based Awards shall immediately terminate unless otherwise determined by the Administrator or specifically provided in the applicable Agreement.

24.	ADJUSTMENTS.

Upon the occurrence of any of the following events, a Participant’s rights with respect to any Stock Right granted to him or her hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in a Participant’s Agreement:

A. Stock Dividends and Stock Splits. If (i) the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, the number of shares of Common Stock deliverable upon the exercise of an Option or acceptance of a Stock Grant shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made including, in the purchase price per share, to reflect such events. The number of Shares subject to the limitation in Paragraph 4(c) shall also be proportionately adjusted upon the occurrence of such events.

B. Corporate Transactions. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company’s assets other than a transaction to merely change the state of incorporation (a “Corporate Transaction”), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Board”), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that all Options must be exercised (either (a) to the extent then exercisable or, (b) at the discretion of the Administrator, all Options being made fully exercisable for purposes of this Subparagraph), within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment equal to the excess of the Fair Market Value of the Shares subject to such Options (either (a) to the extent then exercisable or, (b) at the discretion of the Administrator, all Options being made fully exercisable for purposes of this Subparagraph) over the exercise price thereof.

With respect to outstanding Stock Grants, the Administrator or the Successor Board, shall either (i) make appropriate provisions for the continuation of such Stock Grants on the same terms and conditions by substituting on an equitable basis for the Shares then subject to such Stock Grants either the consideration payable with respect to the outstanding Shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) terminate all Stock Grants in exchange for a cash payment equal to the excess of the Fair Market Value of the Shares subject to such Stock Grants over the purchase price thereof, if any. In addition, in the event of a Corporate Transaction, the Administrator may waive any or all Company repurchase rights with respect to outstanding Stock Grants.

C. Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company other than a Corporate Transaction pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option or accepting a Stock Grant after the recapitalization or reorganization shall be entitled to receive for the purchase price paid upon such exercise or acceptance of the number of replacement securities which would have been received if such Option had been exercised or Stock Grant accepted prior to such recapitalization or reorganization.

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D. Adjustments to Stock-Based Awards. Upon the happening of any of the events described in Subparagraphs A, B or C above, any outstanding Stock-Based Award shall be appropriately adjusted to reflect the events described in such Subparagraphs. The Administrator or the Successor Board shall determine the specific adjustments to be made under this Paragraph 24, including, but not limited to the effect if any, of a Change in Control and, subject to Paragraph 4, its determination shall be conclusive.

E. Modification of ISOs. Notwithstanding the foregoing, any adjustments made pursuant to Subparagraph A, B or C above with respect to ISOs shall be made only after the Administrator determines whether such adjustments would constitute a “modification” of such ISOs (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Administrator determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments, unless the holder of an ISO specifically requests in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such “modification” on his or her income tax treatment with respect to the ISO.

25.	ISSUANCES OF SECURITIES.

Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Stock Rights. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company prior to any issuance of Shares pursuant to a Stock Right.

26.	FRACTIONAL SHARES.

No fractional shares shall be issued under the Plan and the person exercising a Stock Right shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof.

27.	CONVERSION OF ISOs INTO NON-QUALIFIED OPTIONS; TERMINATION OF ISOs.

The Administrator, at the written request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant’s ISOs (or any portions thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Participant is an employee of the Company or an Affiliate at the time of such conversion. At the time of such conversion, the Administrator (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant’s ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action. The Administrator, with the consent of the Participant, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.

28.	WITHHOLDING.

In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act (“F.I.C.A.”) withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant’s salary, wages or other remuneration in connection with the exercise or acceptance of a Stock Right or in connection with a Disqualifying Disposition (as defined in Paragraph 29) or upon the lapsing of any right of repurchase, the Company may withhold from the Participant’s compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the statutory minimum amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company’s Common Stock or a promissory note, is authorized by the Administrator (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner provided in Paragraph 1 above, as of the most recent practicable date prior to the date of exercise. If the fair market value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer. The Administrator in its discretion may condition the exercise of an Option for less than the then Fair Market Value on the Participant’s payment of such additional withholding.

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29.	NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

Each Employee who receives an ISO must agree to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any shares acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is defined in Section 424(c) of the Code and includes any disposition (including any sale or gift) of such shares before the later of (a) two years after the date the Employee was granted the ISO, or (b) one year after the date the Employee acquired Shares by exercising the ISO, except as otherwise provided in Section 424(c) of the Code. If the Employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

30.	CODE SECTION 162(m) PROVISIONS

a. Covered Employees. Notwithstanding any other provision of the Plan, if the Committee determines at the time a Stock Right is granted to a Participant who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Stock Right, a Covered Employee, then the Committee may provide that this Paragraph 30 is applicable to such Stock Right.

b. Performance Criteria. If the Committee determines that a Stock Right is intended to be subject to this Paragraph 30, the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of specified levels of one or any combination of the following: net sales; revenue; revenue growth or product revenue growth; operating income (before or after taxes); pre- or after-tax income or loss (before or after allocation of corporate overhead and bonus); earnings or loss per share; net income or loss (before or after taxes); return on equity; total stockholder return; return on assets or net assets; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of the Shares or any other publicly-traded securities of the Company; market share; gross profits; earnings or losses (including earnings or losses before taxes, before interest and taxes, or before interest, taxes, depreciation and amortization); economic value-added models or equivalent metrics; comparisons with various stock market indices; reductions in costs; cash flow or cash flow per share (before or after dividends); return on capital (including return on total capital or return on invested capital); cash flow return on investment; improvement in or attainment of expense levels or working capital levels, including cash, inventory and accounts receivable; operating margin, gross margin; year-end cash; cash margin; debt reduction; stockholders equity; operating efficiencies; market share; research and development achievements; manufacturing achievements (including obtaining particular yields from manufacturing runs and other measurable objectives related to process development activities); regulatory achievements (including submitting or filing applications or other documents with regulatory authorities or receiving approval of any such applications or other documents and passing pre-approval inspections (whether of the Company or the Company’s third-party manufacturer) and validation of manufacturing processes (whether the Company’s or the Company’s third-party manufacturer’s); strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property; establishing relationships with commercial entities with respect to the marketing, distribution and sale of the Company’s products (including with group purchasing organizations, distributors and other vendors); supply chain achievements (including establishing relationships with manufacturers or suppliers of component materials and manufacturers of the Company’s products); co-development, co-marketing, profit sharing, joint venture or other similar arrangements); financial ratios, including those measuring liquidity, activity, profitability or leverage; cost of capital or assets under management; financing and other capital raising transactions (including sales of the Company’s equity or debt securities; factoring transactions; sales or licenses of the Company’s assets, including its intellectual property, whether in a particular jurisdiction or territory or globally; or through partnering transactions); and implementation, completion or attainment of measurable objectives with respect to research, development, manufacturing, commercialization, products or projects, production volume levels, acquisitions and divestitures; factoring transactions and recruiting and maintaining personnel. Such performance goals also may be based solely by reference to the Company’s performance or the performance of a subsidiary, division, business segment or business unit of the Company, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. The Committee may also exclude charges related to an event or occurrence which the Committee determines should appropriately be excluded, including (a) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (b) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (c) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles. Such performance goals shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m) of the Code, and the regulations thereunder.

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c. Adjustments. Notwithstanding any provision of the Plan (other than Paragraph 24), with respect to any Stock Right that is subject to this Paragraph 30, the Committee may adjust downwards, but not upwards, the amount payable pursuant to such Stock Right, and the Committee may not waive the achievement of the applicable performance goals except in the case of the death or disability of the Participant or as otherwise determined by the Committee in special circumstances.

d. Restrictions. The Committee shall have the power to impose such other restrictions on Stock Rights subject to this Paragraph as it may deem necessary or appropriate to ensure that such Stock Rights satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m) of the Code.

e. Limitations on Grants to Individual Participants. Subject to adjustment as provided in Paragraph 24, no Participant may be granted Stock Rights during any fiscal year with respect to more than 1,000,000 Shares that are intended to comply with the performance-based exception under Code Section 162(m). If a Stock Right is cancelled, the cancelled Stock Right shall continue to be counted toward this limitation.

31.	COMPLIANCE WITH SECTION 409A OF THE CODE.

This Plan is intended to comply and shall be administered in a manner that is intended to comply with Section 409A of the Code and shall be construed and interpreted in accordance with such intent. To the extent that a Stock Right or the payment, settlement or deferral thereof is subject to Section 409A of the Code, the Stock Right shall be granted, paid, settled or deferred in a manner that will comply with Section 409A of the Code, including regulations or other guidance issued with respect thereto, except as otherwise determined by the Committee. Any provision of this Plan that would cause the grant of a Stock Right or the payment, settlement or deferral thereof to fail to satisfy Section 409A of the Code shall be amended to comply with Section 409A of the Code on a timely basis, which may be made on a retroactive basis, in accordance with regulations and other guidance issued under Section 409A of the Code.

32.	TERMINATION OF THE PLAN.

The Plan will terminate on 10 years after adoption, the date which is ten years from the earlier of the date of its adoption by the Board of Directors and the date of its approval by the shareholders of the Company. The Plan may be terminated at an earlier date by vote of the shareholders or the Board of Directors of the Company; provided, however, that any such earlier termination shall not affect any Agreements executed prior to the effective date of such termination.

33.	AMENDMENT OF THE PLAN AND AGREEMENTS.

The Board may, from time to time, alter, amend, suspend or terminate the Plan as it shall deem advisable, subject to any requirement for stockholder approval imposed by applicable law, including the rules and regulations of the principal U.S. national securities exchange on which the Shares are traded; provided that the Board may not amend the Plan in any manner that would result in noncompliance with Rule 16b-3 of the Exchange Act; and further provided that the Board may not, without the approval of the Company’s stockholders to the extent required by such applicable law, amend the Plan to (a) increase the number of Shares that may be the subject of Stock Rights under the Plan (except for adjustments pursuant to Paragraph 24), (b) expand the types of awards available under the Plan, (c) materially expand the class of persons eligible to participate in the Plan, (d) amend Paragraph 4.e. to eliminate the requirements relating to minimum exercise price, minimum grant price and stockholder approval, (e) increase the maximum permissible term of any Option specified by Paragraph 6.A.c. or the maximum permissible term of a stock appreciation right specified by Paragraph 8, or (f) increase the limitations in Paragraph 30.e. The Board may not, without the approval of the Company’s stockholders, cancel an Option or Stock Appreciation Right in exchange for cash when the exercise or grant price per share exceeds the Fair Market Value of one Share or take any action with respect to an Option or stock appreciation right that would be treated as a repricing under the rules and regulations of the principal securities exchange on which the Shares are traded, including a reduction of the exercise price of an Option or the grant price of a stock appreciation right or the exchange of an Option or stock appreciation right for cash or another Stock Right. In addition, no amendments to, or termination of, the Plan shall impair the rights of a Participant in any material respect under any Stock Right previously granted without such Participant’s consent.

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34.	EMPLOYMENT OR OTHER RELATIONSHIP.

Nothing in this Plan or any Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

35.	GOVERNING LAW.

This Plan shall be construed and enforced in accordance with the law of the State of Nevada.

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